                                                                  EXECUTION COPY


                           FIVE-YEAR CREDIT AGREEMENT

                          Dated as of November 17, 1999

                                      Among

                                  WARNACO INC.
                                   as Borrower
                                       and
                             THE WARNACO GROUP, INC.
                                       and
                        THE INITIAL LENDERS NAMED HEREIN
                               as Initial Lenders
                                       and
              THE BANK OF NOVA SCOTIA AND SALOMON SMITH BARNEY INC.
                    as Co-Lead Arrangers and Co-Book Managers
                                       and
                                 CITIBANK, N.A.
                              as Syndication Agent
                                       and
                       SOCIETE GENERALE AND COMMERZBANK AG
                           as Co-Documentation Agents
                                       and
             BANK OF AMERICA, N.A AND THE DAI-ICHI KANGYO BANK, LTD.
                                  as Co-Agents
                                       and
                             THE BANK OF NOVA SCOTIA
                 as Administrative Agent, Competitive Bid Agent,
                               and Swing Line Bank

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01.  Certain Defined Terms.................................2
         SECTION 1.02.  Computation of Time Periods..........................24
         SECTION 1.03.  Accounting Terms.....................................24

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

         SECTION 2.01.  The Advances.........................................26
         SECTION 2.02.  Making the Advances..................................26
         SECTION 2.03.  The Competitive Bid Advances
         SECTION 2.04.  Repayment of Advances................................34
         SECTION 2.05.  Termination or Reduction of the Commitments..........34
         SECTION 2.06.  Prepayments..........................................34
         SECTION 2.07.  Interest.............................................35
         SECTION 2.08.  Fees.................................................36
         SECTION 2.09.  Conversion of Advances...............................36
         SECTION 2.10.  Increased Costs, Etc.................................37
         SECTION 2.11.  Illegality...........................................38
         SECTION 2.12.  Payments and Computations............................39
         SECTION 2.13.  Taxes................................................40
         SECTION 2.14.  Sharing of Payments, Etc.............................43
         SECTION 2.15.  Use of Proceeds......................................43
         SECTION 2.16.  Defaulting Lenders...................................43
         SECTION 2.17.  Evidence of Debt.....................................46
         SECTION 2.18.  Increase in Revolving Credit Commitments.............46

                                   ARTICLE III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

         SECTION 3.01.  Conditions Precedent to Effectiveness................47
         SECTION 3.02.  Conditions Precedent to Each Borrowing...............49
         SECTION 3.03.  Determinations Under Section 3.01....................50

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01.  Representations and Warranties of the Borrower.......50

                                    ARTICLE V

                            COVENANTS OF THE BORROWER

         SECTION 5.01.  Affirmative Covenants................................53
         SECTION 5.02.  Negative Covenants...................................57
         SECTION 5.03.  Financial Covenants..................................60

                                   ARTICLE VI

                                EVENTS OF DEFAULT

         SECTION 6.01.  Events of Default....................................61

                                   ARTICLE VII

                                   THE AGENTS

         SECTION 7.01.  Authorization and Action.............................64
         SECTION 7.02.  Agents' Reliance, Etc................................64
         SECTION 7.03.  Scotiabank, Citibank, SocGen, Commerzbank,
                        Bank of America, DKB and Affiliates..................64
         SECTION 7.04.  Lender Credit Decision...............................65
         SECTION 7.05.  Indemnification......................................65
         SECTION 7.06.  Successor Agents.....................................66

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01.  Amendments, Etc......................................66
         SECTION 8.02.  Notices, Etc.........................................67
         SECTION 8.03.  No Waiver; Remedies..................................67
         SECTION 8.04.  Costs and Expenses...................................67
         SECTION 8.05.  Right of Set-off.....................................69
         SECTION 8.06.  Binding Effect.......................................70
         SECTION 8.07.  Assignments, Designations and Participations.........70

         SECTION 8.08.  Confidentiality......................................75
         SECTION 8.09.  Execution in Counterparts............................75
         SECTION 8.10.  Governing Law........................................75
         SECTION 8.11.  Jurisdiction, Etc....................................75
         SECTION 8.12.  Waiver of Jury Trial.................................76


                                    SCHEDULES

Schedule I        -        List of Commitments and Applicable Lending Offices
Schedule II       -        Existing Debt
Schedule 4.01(b)  -        Subsidiaries
Schedule 4.01(g)  -        Disclosed Litigation
Schedule 5.02(d)  -        Assets Held For Sale


                                    EXHIBITS

Exhibit A-1                Form of Revolving Credit Note
Exhibit A-2       -        Form of Competitive Bid Note
Exhibit B-1       -        Form of Notice of Borrowing
Exhibit B-2       -        Form of Notice of Competitive Bid Borrowing
Exhibit C         -        Form of Assignment and Acceptance
Exhibit D         -        Form of Designation Agreement
Exhibit E-1       -        Form of Opinion of Skadden, Arps, Slate, Meagher &
                           Flom LLP, special counsel for the Loan Parties
Exhibit E-2       -        Form of Opinion of Stanley P. Silverstein, General
                           Counsel for the Borrower
Exhibit F         -        Form of Group Guaranty
Exhibit G         -        Form of Subsidiary Guaranty
Exhibit H         -        From of Assumption Agreement

                           FIVE-YEAR CREDIT AGREEMENT

                          Dated as of November 17, 1999


                  WARNACO INC., a Delaware corporation (together with any successors-in-interest permitted hereunder, (the "Borrower"), THE WARNACO GROUP, INC., a Delaware corporation (together with any successors-in-interest permitted hereunder, "Group"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof, THE BANK OF NOVA SCOTIA ("Scotiabank") and SALOMON SMITH BARNEY, INC. ("SSB"), as co-lead arrangers and co-book managers (the "Arrangers"), CITIBANK, N.A. ("Citibank"), as syndication agent (the "Syndication Agent") for the Lenders (as hereinafter defined), SOCIETE GENERALE ("SocGen") and COMMERZBANK AG ("Commerzbank"), as co-documentation agents (the "Documentation Agents") for the Lenders, BANK OF AMERICA N.A. ("Bank of America") and THE DAI-ICHI KANGYO BANK, LTD. ("DKB"), as co-agents (the "Co-Agents"), and Scotiabank, as administrative agent (the "Administrative Agent") and competitive bid agent (the "Competitive Bid Agent") for the Lenders and as a Swing Line Bank hereunder, agree as follows:


                             PRELIMINARY STATEMENTS

                  (1) The Borrower or a single-purpose wholly owned subsidiary of the Borrower (the "Purchaser") will either (a) offer to acquire a controlling interest in Authentic Fitness Corporation, a Delaware corporation ("Authentic Fitness"), through a tender offer (the "Tender Offer") for all of Authentic Fitness's outstanding common stock (the "Authentic Fitness Stock"), but in any event for not less than sufficient shares of Authentic Fitness's stock to enable the Purchaser, voting without any other shareholders of Authentic Fitness, to approve a merger of the Purchaser with Authentic Fitness and as promptly as practicable after the closing of the Tender Offer, the Purchaser, if a single-purpose wholly owned Subsidiary of the Borrower, will consummate a merger with Authentic Fitness in which Authentic Fitness will be the surviving corporation or (b) agree to merge with Authentic Fitness in which Authentic Fitness will be the surviving corporation (such merger described in either clause (a) or (b) above between the Purchaser and Authentic Fitness being the "Merger"and the surviving corporation of each such merger being the "Surviving Corporation").

                  (2) The Borrower has requested that the Initial Lenders lend to the Borrower up to $450,000,000 under this Agreement to pay transaction fees and expenses, pay severance and other reorganization expenses in connection with the acquisition of Authentic Fitness and for general corporate purposes (other than for the purpose of paying the holders of Authentic Fitness Stock the cash consideration for their shares in the Tender Offer or the subsequent Merger). The Initial

Lenders have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement.

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

                  "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent with Scotiabank at its office at One Liberty Plaza, New York, New York 10006, Special Management Account No. 0608335, Reference: Warnaco New Five Year Revolver.

                  "Advance" means a Revolving Credit Advance, a Competitive Bid Advance or a Swing Line Advance.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "Agents" means each of the Syndication Agent, each Documentation Agent, each Co-Agent, the Administrative Agent and the Competitive Bid Agent, together, in each case, with any successor or successors of any thereof appointed pursuant to Article VII hereof.

                  "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a Competitive Bid Advance, the office of such Lender notified by such Lender to the Competitive Bid Agent as its Applicable Lending Office with respect to such Competitive Bid Advance.

                  "Applicable Margin" means, as of any date, a percentage per annum determined by reference to the Debt Rating in effect on such date as set forth below:



     Rating             Debt             Base Rate       Eurodollar
     Level             Rating           Advances        Rate Advances
---------------------------------------------------------------------------
Level 1             A- or A3 or            0.000%            0.500%
                    higher
---------------------------------------------------------------------------
Level 2             BBB+ or Baa1           0.000%            0.575%
---------------------------------------------------------------------------
Level 3             BBB or Baa2            0.000%            0.775%
---------------------------------------------------------------------------
Level 4             BBB- or Baa3           0.000%            0.950%
---------------------------------------------------------------------------
Level 5             BB+ or Ba1             0.500%            1.125%
---------------------------------------------------------------------------
Level 6             Lower than             0.750%            1.250%
                    Level 5 or
                    unrated

                  "Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Debt Rating in effect on such date as set forth below:

        Rating          Debt                       Applicable
         Level          Rating                     Percentage
----------------------------------------------------------------------
Level 1                 A- or A3 or higher                0.125%
----------------------------------------------------------------------
Level 2                 BBB+ or Baa1                      0.175%
----------------------------------------------------------------------
Level 3                 BBB or Baa2                       0.225%
----------------------------------------------------------------------
Level 4                 BBB- or Baa3                      0.300%
----------------------------------------------------------------------
Level 5                 BB+ or Ba1                        0.375%
----------------------------------------------------------------------
Level 6                 Lower than Level                  0.500%
                        5 or unrated


                  "Applicable Utilization Percentage" means, as of any date that the aggregate Advances exceed 33 1/3% of the aggregate Commitments, a percentage per annum determined by reference to the Debt Rating in effect on such date as set forth below:


Rating Level              Debt Rating                 Applicable Utilization
                                                      Percentage
-----------------------------------------------------------------------------
Level 1                   A- or A3 or higher                        0.125%
-----------------------------------------------------------------------------
Level 2                   BBB+ or Baa1                              0.125%
-----------------------------------------------------------------------------
Level 3                   BBB or Baa2                               0.250%
-----------------------------------------------------------------------------
Level 4                   BBB- or Baa3                              0.250%
-----------------------------------------------------------------------------
Level 5                   BB+ or Ba1                                0.250%
-----------------------------------------------------------------------------
Level 6                   Lower than Level 5                        0.250%
                          or unrated

                  "Approved Accounting Firm" means Arthur Andersen LLP, Deloitte & Touche LLP, Ernst & Young LLP, PricewaterhouseCoopers LLP or KPMG Peat Marwick LLP, or any successor thereof.

                  "Arrangers" has the meaning specified in the recital of parties to this Agreement.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 8.07 and in substantially the form of Exhibit C hereto.

                  "Assumption Agreement" means an agreement entered into by a party in order to become a Lender hereunder pursuant to Section 2.18, in substantially the form of Exhibit H hereto.

                  "Authentic Fitness" has the meaning set forth in the Preliminary Statements.

                  "Authentic Fitness Stock" has the meaning set forth in the Preliminary Statements.

                  "Bank of America" has the meaning specified in the recital of the parties to this Agreement.

                  "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

                           (a) the rate of interest established by the
                  Administrative Agent, from time to time, at its Domestic Lending Office as its base rate for loans in United States dollars;

                           (b) 1/2 of one percent per annum above the Federal
                  Funds Rate; and

                           (c) for the period from December 15, 1999 through
                  January 15, 2000, 2 percent per annum above the Federal Funds Rate.

                  "Base Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(i).

                  "Borrower" has the meaning specified in the recital of parties to this Agreement.

                  "Borrower's Account" means the account of the Borrower maintained by the Borrower with Citibank at its office at 399 Park Avenue, New York, New York 10043, Account No. 3846-9269.

                  "Borrowing" means a Revolving Credit Borrowing, a Competitive Bid Borrowing or a Swing Line Borrowing.

                  "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "Capitalized Leases" has the meaning specified in clause (e) of the definition of "Debt".

                  "Citibank" has the meaning specified in the recital of parties to this Agreement.

                  "Co-Agents" has the meaning specified in the recital of the parties to this Agreement.

                  "Commitment" means, with respect to any Lender at any time,
         (a) the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Revolving Credit Commitment", (b) if such Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as such Lender's "Revolving Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05 or (c) if such Lender has entered into an Assumption Agreement, the amount set forth for such Lender in such Assumption Agreement.

                  "Competitive Bid Advance" means an advance by a Lender to the Borrower as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Section 2.03 and refers to a Fixed Rate Advance or a LIBO Rate Advance.

                  "Competitive Bid Agent" has the meaning specified in the recital of parties to this Agreement.

                  "Competitive Bid Agent's Account" means the account of the Competitive Bid Agent maintained by the Competitive Bid Agent with Scotiabank at its office at One Liberty Plaza, New York, New York 10006, Special Management Account No. 0608335, Reference: Warnaco New Five Year Revolver.

                  "Competitive Bid Borrowing" means a borrowing consisting of simultaneous Competitive Bid Advances from each of the Lenders whose offer to make one or more Competitive Bid Advances as part of such borrowing has been accepted under the competitive bidding procedure described in Section 2.03.

                  "Competitive Bid Note" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from a Competitive Bid Advance made by such Lender.

                  "Confidential Information" means any information, whether written or oral that the Borrower or Group furnishes to any Agent or Lender which is designated as confidential or which could reasonably be expected by such Agent or Lender to be confidential, provided, that for purposes of this definition, unless otherwise specified by the Borrower or Group, the term "Confidential Information" will include, without limitation, any information furnished by the Borrower or Group regarding proposed acquisitions (including, without limitation, the acquisition of Authentic Fitness) and new product launches by Group or its Subsidiaries, and provided, further, that the term "Confidential Information" does not include any information that is or becomes generally available to the public or that is or becomes available to such Agent or Lender from a source other than the Borrower or Group.

                  "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                  "Control Date" means the date on which Persons designated or approved by Group constitute a majority of the Board of Directors of Authentic Fitness.

                  "Convert", "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.09, 2.10 or 2.11.

                  "Currency Hedge Agreements" means currency swap agreements, currency future or option contracts and other similar agreements.

                  "Debt" of any Person means, without duplication, the following:

                           (a) all indebtedness of such Person for borrowed
                  money,

                           (b) all Obligations of such Person for the deferred
                  purchase price of property or services (other than trade payables not overdue by more than 90 days incurred in the ordinary course of such Person's business), including, without limitation, the Trade Credit Facility,

                           (c) all Obligations of such Person evidenced by
                  notes, bonds, debentures or other similar instruments,

                           (d) all Obligations of such Person created or arising
                  under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property),

                           (e) all Obligations of such Person as lessee under
                  leases that have been or should be, in accordance with GAAP, recorded as capital leases ("Capitalized Leases"),

                           (f) all Obligations, contingent or otherwise, of such
                  Person under acceptance, letter of credit or similar facilities,

                           (g) all Obligations of such Person to purchase,
                  redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends,

                           (h) all Obligations of such Person in respect of
                  Hedge Agreements,

                           (i) all Debt of others of the kinds referred to in
                  clauses (a) through (h) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss, and

                           (j) all Debt referred to in clauses (a) through (h)
                  above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

                  "Debt Rating" means, as of any date, the higher of the ratings that have been most recently announced by S&P and Moody's for any class of non-credit enhanced long-term senior unsecured debt issued by Group in effect on such date, provided that if neither S&P nor Moody's shall have in effect such a rating, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Percentage will be set in accordance with Rating Level 6 under the definition of "Applicable Margin", "Applicable Percentage" or "Applicable Utilization Percentage", as the case may be. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Debt Rating, the Applicable Margin, the

         Applicable Percentage and the Applicable Utilization Percentage shall be determined by reference to the available rating; (b) if the ratings established by S&P and Moody's shall fall within different levels separated by two or more levels, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Percentage shall be based upon the level that is one level above the lower rating; (c) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is reported to Group; and (d) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Defaulted Advance" means, with respect to any Lender at any time, the amount of any Advance required to be made by such Lender to the Borrower or for the account of the Borrower pursuant to Section
         2.01 at or prior to such time which has not been so made as of such time; provided, however, any Advance made by the Administrative Agent for the account of such Lender pursuant to Section 2.02(e) shall not be considered a Defaulted Advance even if, at such time, such Lender shall not have reimbursed the Administrative Agent therefor as provided in
         Section 2.02(e). In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.16(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

                  "Defaulted Amount" means, with respect to any Lender at any time, any amount required to be paid by such Lender to any Agent or any other Lender hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender to
         (a) the Swing Line Bank pursuant to Section 2.02(b) to purchase a portion of a Swing Line Advance made by the Swing Line Bank, (b) the Administrative Agent pursuant to Section 2.02(e) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender, (c) any other Lender pursuant to Section 2.15 to purchase any participation in Advances owing to such other Lender and (d) any Agent pursuant to
         Section 7.05 to reimburse such Agent for such Lender's ratable share of any amount required to be paid by the Lenders to such Agent as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.16(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be made hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

                  "Defaulting Lender" means, at any time, any Lender that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take or be the subject of any action or proceeding of a type described in Section 6.01(e).

                  "Designated Lender" means each special purpose corporation that (i) shall have been designated by a Designating Lender and shall have become a party to this Agreement, all pursuant to Section 8.07(d), and (ii) is not otherwise a Lender.

                  "Designating Lender" shall mean each Lender that is a party hereto (other than by virtue of a Designation Agreement) that shall designate a Designated Lender pursuant to a Designation Agreement in accordance with Section 8.07(d).

                  "Designation Agreement" means a designation agreement entered into by a Designating Lender and a Designated Lender, and accepted by the Administrative Agent, in substantially the form of Exhibit D hereto.

                  "Designer Holdings" means Designer Holdings Ltd., a Delaware corporation, together with its successors.

                  "DKB" has the meaning specified in the recital of the parties to this Agreement.

                  "Documentation Agents" has the meaning specified in the recital of parties to this Agreement.

                  "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto, in the Assignment and Acceptance pursuant to which it became a Lender or in the Assumption Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                  "Domestic Subsidiary" means any Subsidiary of Group organized under the laws of the United States or any state thereof.

                  "EBITDA" means, for any period, net income (or net loss) from operations (determined without giving effect to extraordinary or non-recurring gains or losses) plus, to the extent deducted in calculating such net income (loss), the sum of (a) Interest Expense,
         (b) income tax expense, (c) depreciation expense, (d) amortization expense and (e) minority interests in Authentic Fitness during the period commencing on the date the Tender Offer, if any, is consummated and ending on the date of the Merger less dividends paid to the minority interests in respect thereof, in each case determined in accordance with GAAP and, on a pro forma basis, as if any acquisitions consummated after the first day of the applicable testing period occurred on the first day of such period.

                  "Effective Date" means the first date on which the conditions specified in Section 3.01 have been satisfied.

                  "Eligible Assignee" means any Person approved by the Administrative Agent and the Borrower, such approval not to be unreasonably withheld; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

                  "Environmental Action" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                  "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment or decree relating to the environment, health, safety or Hazardous Materials.

                  "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Internal Revenue Code.

                  "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in
         Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Borrower or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA;
         (e) the withdrawal by the Borrower or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the failure by the Borrower or any of its ERISA Affiliates to make a payment to a Plan if the conditions for the imposition of a lien under
         Section 302(f)(1) of ERISA are satisfied; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, a Plan.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto, in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office) or in the Assumption Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                  "Eurodollar Rate" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) appearing on Dow Jones Markets Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available, the rate at which deposits in U.S. dollars are offered by the principal office of the Administrative Agent in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the Administrative Agent's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

                  "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(ii).

                  "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Rate Advances or LIBO Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances or LIBO Rate Advances is determined) having a term equal to such Interest Period.

                  "Events of Default" has the meaning specified in Section 6.01.

                  "Excluded Person" means (i) Linda J. Wachner or (ii) any trust of which Linda J. Wachner is the sole trustee or is a trustee with effective control over the voting stock held by such trust or over the management or policies of Group (or, in case of her death or disability, another trustee of comparable experience and ability selected by the Borrower within 180 days thereafter after consultation with the Administrative Agent).

                  "Excluded Subsidiary" means, provided that the terms of the Trust Stock preclude the issuance of a guaranty, the Trust, provided that neither Group nor the Borrower nor any of their Subsidiaries shall make any additional Investments in the Trust other than those Investments which existed on the date of the Five Year Waiver and those Investments necessary to pay its normal operating expenses in the ordinary course of business.

                  "Excluded Taxes" means, in the case of each Lender, franchise taxes and taxes upon or determined by reference to such Lender's net income (including, without limitation, branch profit taxes), in each case imposed by the United States or any political subdivision or taxing authority thereof or therein or by any jurisdiction in which such Lender has its Applicable Lending Office, is resident or in which such Lender is organized or has its principal or registered office and, in the case of each Agent, franchise taxes and net income taxes upon or determined by reference to such Agent's net income (including, without limitation, branch profits taxes) imposed by the United States or by the state or foreign jurisdiction under the laws of which such Agent is organized (or by any political subdivision of such state or foreign jurisdiction), is resident or has its principal or registered office.

                  "Existing Debt" means the Debt described in Schedule II hereto.

                  "Existing Five Year Credit Agreement" means the Credit Agreement dated as of August 12, 1997 as amended and restated by the Amended and Restated Credit Agreement dated as of November 17, 1999 among the Borrower, the lenders party thereto, Scotiabank and SSB, as co-lead arrangers and co-book managers, Citibank, as Syndication Agent, Commerzbank, as documentation agent, and Scotiabank, as administrative agent, competitive bid agent, swing line bank and an issuing bank, as such agreement may be amended, modified, extended, renewed, refinanced, replaced or otherwise supplemented through the date hereof and from time to time.

                  "Existing 364 Day Credit Agreement" means the Credit Agreement dated as of November 26, 1997 as amended through the date hereof among the Borrower, the lenders party thereto, Scotiabank, Citibank and Commerzbank as managing agents, Commerzbank as documentation agent, Scotiabank as Administrative Agent and Citibank as syndication agent.


                  "Facility" means the Revolving Credit Facility and the Swing Line Facility.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fiscal Quarter" means a fiscal quarter of Group and its Consolidated Subsidiaries ending on or about March 31, June 30, September 30 or December 31 of each year.

                  "Fiscal Year" means a fiscal year of Group and its Consolidated Subsidiaries ending on or about December 31 of each year.

                  "Five Year Waiver" means the Letter Waiver dated as of October 14, 1997 to the Existing Five Year Credit Agreement.

                  "Fixed Rate Advances" has the meaning specified in Section 2.03(a)(i).

                  "GAAP" has the meaning specified in Section 1.03.

                  "Group" has the meaning specified in the recital of parties to this Agreement.

                  "Group Guaranty" has the meaning specified in Section 3.01(i)(i).

                  "Guaranties" means the Group Guaranty and the Subsidiary Guaranty.

                  "Guarantors" means Group and each of its Domestic Subsidiaries that are Material Subsidiaries (other than the Borrower and each Excluded Subsidiary) and each other Subsidiary which is required to guarantee the Borrower's Obligations under the Loan Documents pursuant to Section 5.01(j).

                  "Hazardous Materials" means petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, radon gas and any other chemicals, materials or substances designated, classified or regulated as being "hazardous" or "toxic", or words of similar import, under any Environmental Law.

                  "Hedge Agreements" means Currency Hedge Agreements and Interest Rate Hedge Agreements.

                  "Indebtedness for Borrowed Money" of any Person means all Debt of such Person for borrowed money or evidenced by notes, bonds, debentures or other similar instruments (other than Trust Stock in a face amount of not more than $120,000,000), all Obligations of such Person for the deferred purchase price of any property, service or business (other than trade accounts payable (including the Trade Credit Facility and other similar financing arrangements to the extent that the aggregate principal amount of Debt, including loans, acceptances and letters of credit thereunder, does not exceed $550,000,000 (it being understood and agreed that to the extent that the principal amount of Debt under the Trade Credit Facility and other similar financing arrangements exceeds $550,000,000, a pro-rata portion of such excess (calculated by reference to the relative amount of loans constituting such Debt) shall be included in this definition of "Indebtedness for Borrowed Money")) incurred in the ordinary course of business and constituting current liabilities), and all Obligations of such Person under Capitalized Leases (limited in each case to the principal amount thereof).

                  "Indemnified Party" has the meaning specified in Section 8.04(b).

                  "Initial Lenders" has the meaning specified in the recital of parties to this Agreement.

                  "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                  "Interest Expense" means, with respect to any Person for any period of measurement, the excess, if any, of (i) interest expense (whether cash or accretion) of such Person during such period determined in accordance with GAAP, and shall include in any event, without limitation, interest expense with respect to Indebtedness for Borrowed Money, the Trade Credit Facility and payments under Interest Rate Hedge Agreements over (ii) interest income of such Person for such period, including payments received under Interest Rate Hedge Agreements; provided, however, that interest expense for any acquired entity, including Authentic Fitness, for any period beginning prior to the acquisition date shall be such entity's actual interest expense for such period.

                  "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing and each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing, the period commencing on the date of such Eurodollar Rate Advance or LIBO Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, with respect to Eurodollar Rate Advances, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three, four, five or six months, or, if available to all Lenders, nine or twelve months, as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

                           (a) the Borrower may not select any Interest Period
                  that ends after the Termination Date;

                           (b) Interest Periods commencing on the same date for
                  Eurodollar Rate Advances comprising part of the same Revolving Credit Borrowing or for LIBO Rate Advances comprising part of the same Competitive Bid Borrowing shall be of the same duration;

                           (c) whenever the last day of any Interest Period
                  would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day, unless the Borrower and the Administrative Agent otherwise agree; and

                           (d) whenever the first day of any Interest Period
                  occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month unless the Borrower and the Administrative Agent otherwise agree.

                  "Interest Rate Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts and other similar agreements

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clauses (i) or (j) of the definition of "Debt" in respect of such Person.

                  "Lenders" means the Initial Lenders, each Person that shall become a party hereto pursuant to Section 8.07, including the Designated Lenders, if any, and each Person that shall become a party hereto pursuant to Section 2.18; provided, however, that the term "Lender" shall exclude each Designated Lender when used (i) in reference to an Advance or the Commitments or terms relating thereto, except to the extent a Designated Lender is the obligee of an Advance actually funded by such Designated Lender pursuant to Section 2.01 hereof and (ii) in any determination or calculation of Required Lenders, it being understood that for purposes hereof, any Advance made by a Designated Lender shall be deemed to have been made by the applicable Designating Lender.

                  "LIBO Rate" means, for any Interest Period for all LIBO Rate Advances comprising part of the same Competitive Bid Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum at which deposits in U.S. dollars are offered by the principal office of the Administrative Agent, in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount that would be the Administrative Agent's ratable share of such Borrowing if such Borrowing were to be a Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

                  "LIBO Rate Advances" has the meaning specified in Section 2.03(a)(i).

                  "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "Loan Documents" means (a) for purposes of this Agreement, the Notes, if any, and any amendments or modifications hereof or thereof and for all other purposes other than for purposes of the Guarantees,
         (i) this Agreement, (ii) the Notes, if any and (iii) the Guarantees and
         (b) for purposes of the Guarantees, (i) this Agreement, (ii) the Notes, if any, (iii) the Guarantees and (iv) the Interest Rate Hedge Agreements entered into by Group or the Borrower with Lenders, in the case of each of the foregoing agreements referred to in clause (a) or
         (b), and any amendments, supplements or modifications hereof or thereof.

                  "Loan Parties" means the Borrower and the Guarantors.

                  "Margin Stock" has the meaning specified in Regulation U.

                  "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or Group and its Subsidiaries taken as a whole.

                  "Material Adverse Effect" means a material adverse effect on
         (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of (i) the Borrower or Group and its Subsidiaries taken as a whole, (b) the rights and remedies of any Agent or Lender under any Loan Document or (c) the validity or enforceability of any Loan Document.

                  "Material Guarantor" means, at any time, a Guarantor having
         (i) at least 10% of Consolidated total assets of Group and its Subsidiaries (determined as of the last day of the most recent Fiscal Quarter) or (ii) at least 10% of Consolidated EBITDA of Group and its Subsidiaries for the 12-month period ending on the last day of the most recent Fiscal Quarter.

                  "Material Subsidiary" of any Person means, at any time, a Subsidiary of such Person having (i) at least $15,000,000 in total assets (determined as of the last day of the most recent fiscal quarter of such Person) or (ii) EBITDA of at least $15,000,000 for the 12-month period ending on the last day of the most recent fiscal quarter of such Person.

                  "Merger" has the meaning set forth in the Preliminary Statements.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a multiemployer plan, as defined in
         Section 4001(a)(3) of ERISA, to which the Borrower or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any of its ERISA Affiliates and at least one Person other than the Borrower and its ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "New 364 Day Credit Agreement" means the 364 Day Credit Agreement expected to be entered into by the Borrower, the lenders party thereto, Scotiabank and SSB, as co-lead arrangers and co-book runners, Citibank, as syndication agent, Morgan Guaranty Trust Company of New York as documentation agent, and Scotiabank, as administrative agent, as such agreement may be amended, modified, extended, renewed, refinanced, replaced or otherwise supplemented from time to time.

                  "Note" means a Revolving Credit Note or a Competitive Bid
         Note.

                  "Notice of Borrowing" has the meaning specified in Section 2.02(a).

                  "Notice of Competitive Bid Borrowing" has the meaning specified in Section 2.03(a).

                  "Notice of Swing Line Borrowing" has the meaning specified in
         Section 2.02(b).

                  "Obligation" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(e). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

                  "Other Taxes" has the meaning specified in Section 2.13(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

                  "Permitted Liens" means the following:

                           (a) Liens, other than in favor of the PBGC, arising
                  out of judgments or awards in respect of which Group or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided it shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award and provided further that the aggregate amount secured by such Liens does not exceed $5,000,000 in any one case or $10,000,000 in the aggregate;

                           (b) Liens for taxes, assessments or governmental
                  charges or levies, provided payment thereof shall not at the time be required in accordance with the provisions of Section 5.01(b) and such amount, when taken together with any amount payable under Section 5.01(b) as to which any Lien has been attached as described in the last phrase thereof, shall not exceed $10,000,000;

                           (c) deposits, Liens or pledges to secure payments of
                  workmen's compensation and other payments, unemployment and other insurance, old-age pensions or other social security obligations, or the performance of bids, tenders, leases, contracts (other than contracts for the payment of money), public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business;

                           (d) mechanics', workmen's, repairmen's,
                  warehousemen's, vendors' or carriers' Liens or other similar Liens arising in the ordinary course of business and securing sums which are not past due, or deposits or pledges to obtain the release of any such Liens;

                           (e) statutory landlord's Liens under leases to which
                  Group or any of its Subsidiaries is a party;

                           (f) any Lien constituting a renewal, extension or
                  replacement of a Lien constituting a Permitted Lien, but only if at the time such Lien is granted and immediately after giving effect thereto, no Default would exist;

                           (g) leases or subleases granted to other Persons not
                  materially interfering with the conduct of the business of Group and its Subsidiaries, taken as a whole;

                           (h) zoning restrictions, easements, rights of way,
                  licenses and restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the normal operation of the business of

                  Group or any of its Subsidiaries or the value of such property for the purpose of such business; and

                           (i) statutory or common law Liens (such as rights of
                  set-off) on deposit accounts of Group and its Subsidiaries and other Liens under the L/C Related Documents (as defined in the Existing Five Year Credit Agreement).

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "Plan" means a Single Employer Plan or a Multiple Employer
         Plan.

                  "Pro Rata Share" of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Revolving Credit Commitment at such time and the denominator of which is the Revolving Credit Facility at such time.

                  "Purchaser" has the meaning set forth in the Preliminary Statements.

                  "Redeemable" means, with respect to any capital stock, Debt or other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

                  "Register" has the meaning specified in Section 8.07(g).

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Required Lenders" means, at any time, Lenders owed or holding more than 50% of the sum of (a) the aggregate principal amount of the Revolving Credit Advances outstanding at such time and (b) the aggregate Unused Revolving Credit Commitments at such time; provided, however, if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) the aggregate principal amount of the Revolving Credit Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time and (ii) the Unused Revolving Credit Commitment of such Lender at such time and provided further that for purposes of this definition, any Revolving Credit Advance made by a Designated Lender shall be deemed to have been made by its applicable Designating Lender. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank shall be considered to be owed to the Lenders ratably in accordance with their respective Revolving Credit Commitments.

                  "Revolving Credit Advance" means an advance by a Lender to the Borrower as part of a Revolving Credit Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "Type" of Revolving Credit Advance).

                  "Revolving Credit Borrowing" means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by the Lenders pursuant to Section 2.01.

                  "Revolving Credit Commitment" means, with respect to any Lender at any time, the amount set forth opposite such Lender's name on
         Schedule I hereto under the caption "Revolving Credit Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as such Lender's "Revolving Credit Commitment" or if such Lender has entered into an Assumption Agreement, the amount set forth in such Assumption Agreement, as such amount may be reduced at or prior to such time pursuant to Section 2.06. The aggregate Revolving Credit Commitments may be increased to an amount not more than $500,000,000 to the extent additional Lenders become parties hereto pursuant to Section 2.18.

                  "Revolving Credit Facility" means, at any time, the aggregate amount of the Lenders' Revolving Credit Commitments at such time.

                  "Revolving Credit Note" has the meaning specified in Section 2.17.

                  "S&P" means Standard & Poor's Ratings Group, currently a division of The McGraw-Hill Companies, Inc., or any successor thereto.

                  "Scotiabank" has the meaning specified in the recital of parties to this Agreement.

                  "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any of its ERISA Affiliates and no Person other than the Borrower and its ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries. The term "wholly owned Subsidiary" shall exclude any directors' or officers' qualifying shares which may be outstanding.

                  "Subsidiary Guaranty" has the meaning specified in Section 3.01(i)(ii).

                  "Swing Line Advance" means an advance made by (a) the Swing Line Bank pursuant to Section 2.01(b), or (b) any Lender pursuant to
         Section 2.02(b).

                  "Swing Line Bank" means Scotiabank (and its successors and assigns), provided that Scotiabank (and any such successors and assigns as Swing Line Bank hereunder) may resign, and thereupon be released from its obligations, as Swing Line Bank under this Agreement upon receipt by the Borrower and the Arrangers, in writing and in a form reasonably satisfactory to the Borrower and the Arrangers, of the assumption by another Lender of the rights and obligations of the Swing Line Bank hereunder.

                  "Swing Line Borrowing" means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank.

                  "Swing Line Facility" has the meaning specified in Section 2.01(b).

                  "Surviving Corporation" has the meaning set forth in the Preliminary Statements.

                  "Syndication Agent" has the meaning specified in the recital of parties to this Agreement.

                  "Tangible Assets" means total assets minus goodwill and intangibles, in each case determined in accordance with GAAP.

                  "Taxes" has the meaning specified in Section 2.13(a).

                  "Tender Offer" has the meaning set forth in the Preliminary Statements.

                  "Termination Date" means the earlier of November 17, 2004 and the date of termination in whole of the Commitments pursuant to Section
         2.05 or 6.01.

                  "Trade Credit Facility" means the revolving loan facility under the Sixth Amended and Restated Credit Agreement dated as of November 17, 1999 among the Borrower, certain lenders party thereto and Scotiabank, as agent for said lenders, as each such agreement has been amended to date and the same may be amended, extended, renewed, refinanced, replaced or otherwise modified from time to time.

                  "Trust" means Designer Finance Trust, a trust formed under the laws of Delaware.

                  "Trust Stock" means the Trust Originated Preferred Securities issued by the Trust.

                  "Type" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

                  "Unused Revolving Credit Commitment" means, with respect to any Lender at any time,

                           (a) such Lender's Revolving Credit Commitment at such
                  time minus

                           (b) the sum of the aggregate principal amount of all
                  Revolving Credit Advances and Swing Line Advances made by such Lender and outstanding at such time, plus, such Lender's Pro Rata Share of the aggregate amount of Competitive Bid Advances outstanding at such time and the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(b) and outstanding at such time other than any such Swing Line Advance which, at or prior to such time, has been assigned in part to such Lender pursuant to Section 2.02(b).

                  "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(f) ("GAAP").

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01. The Advances. (a) The Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an amount for each such Revolving Credit Advance not to exceed such Lender's Unused Revolving Credit Commitment at such time. Each Revolving Credit Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (or, if less, an aggregate amount equal to the amount by which the aggregate amount of a proposed Competitive Bid Borrowing requested by the Borrower exceeds the aggregate amount of Competitive Bid Advances offered to be made by the Lenders and accepted by the Borrower in respect of such Competitive Bid Borrowing, if such Competitive Bid Borrowing is made on the same date as such Revolving Credit Borrowing) and shall consist of Revolving Credit Advances of the same Type made on the same day by the Lenders ratably according to their respective Revolving Credit Commitments. Within the limits of each Lender's Unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(a), prepay pursuant to
Section 2.06(a) and reborrow under this Section 2.01(a). For any Lender which is a Designating Lender, any Revolving Credit Advance to be made by such Lender may from time to time and upon notice to the Administrative Agent, be made by its Designated Lender pursuant to the terms hereof in such Designating Lender's sole discretion, and nothing herein shall constitute a Commitment to make Revolving Credit Advances by such Designated Lender; provided that (i) if any Designated Lender elects not to, or fails for any reason whatsoever to, make such Revolving Credit Advance, its Designating Lender hereby agrees that it shall make such Revolving Credit Advance pursuant to the terms hereof and (ii) notwithstanding anything to the contrary, neither the designation of a Designated Lender, the election or other determination that a Designated Lender will make any Revolving Credit Advance nor any other condition or circumstance relating to the Designated Lender shall in any way release, diminish or otherwise affect the relevant Designating Lender's Commitment or any of its other obligations hereunder or under any other Loan Document or any rights of the Borrower, any Agent or any Lender with respect to such Designating Lender. Any Revolving Credit Advance actually funded by a Designated Lender shall constitute a utilization of the Commitment of the Designating Lender for all purposes hereunder.

                  (b) The Swing Line Advances. The Borrower may request the Swing Line Bank to make, and the Swing Line Bank shall make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date (i) in an aggregate amount not to exceed at any time outstanding $30,000,000 (the "Swing Line Facility") and (ii) in an amount for each such Swing Line Borrowing not to exceed the aggregate of the Unused Revolving Credit Commitments of the Lenders at such time. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of $100,000 or an integral multiple of $1,000 in excess thereof and shall be made as a Base Rate Advance. Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above, the Borrower may borrow under this Section 2.01(b), repay pursuant to Section 2.04(b) or prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(b).

                  SECTION 2.02. Making the Advances. (a) Except as otherwise provided in Section 2.02(b), each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier or telex. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed immediately in writing, or telecopier or telex, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Borrowing, (ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing, and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Lender shall, before 12:00 Noon (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account; provided, however, that, in the case of any Revolving Credit Borrowing, the Administrative Agent shall first make a portion of such funds in an amount equal to the aggregate principal amount of any Swing Line Advances made by the Swing Line Bank and by any other Lender that are outstanding on the date of such Revolving Credit Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Bank and such other Lenders for repayment of such Swing Line Advances.

                  (b) (i) Each Swing Line Borrowing shall be made on notice, given not later than 11:30 A.M. (New York City time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Administrative Agent. Each such notice of a Swing Line Borrowing (a "Notice of Swing Line Borrowing") shall be by telephone, confirmed immediately in writing or telex or telecopier, specifying therein the requested (A) date of such Borrowing and (B) amount of such Borrowing and shall constitute a representation and warranty by the Borrower (upon which the Swing Line Bank may conclusively rely, in the absence of prior receipt by the Swing Line Bank of written notice from an Agent or Lenders holding more than 50% of the Revolving Credit Commitments that the conditions precedent to the making of Swing Line Advances have not been satisfied or duly waived). Upon fulfillment of the applicable conditions set forth in Article III, the Swing Line Bank will make the amount thereof available to the Borrower by crediting the Borrower's Account.

                  (ii) (A) (1) Subject to clause (ii)(B) below, in the event that on any Business Day the Swing Line Bank desires that all or any portion of one or more Swing Line Advances be paid, the Swing Line Bank shall promptly notify the Administrative Agent to that effect and indicate the portion of the Swing Line Advances to be paid.

                  (2) The Administrative Agent agrees to promptly transmit to the Lenders the information contained in each notice received by the Administrative Agent under clause (ii)(A)(1) above, and shall concurrently notify the other Agents and the Lenders of each Lender's Pro Rata Share of the Swing Line Advances (or portion thereof) to be paid.

                  (3) Each Lender hereby unconditionally and irrevocably agrees to fund to the Administrative Agent for the benefit of the Swing Line Bank, in lawful money of the United States and in same day funds, not later than 12:00 noon (New York City time) on the Business Day immediately following the Business Day of such Lender's receipt of such notice from the Administrative Agent (provided that if any Lender shall receive such notice at or prior to 1:00 P.M. (New York City time) on a Business Day, such funding shall be made by such Lender on such Business Day), a Revolving Credit Advance in the amount of such Lender's Pro Rata Share of the payment of the Swing Line Advances to be made on such date, regardless, however, of whether (x) the conditions precedent thereto set forth in Article III are then satisfied, (y) the Borrower has provided a Notice of Borrowing under Section 2.02(a) hereof and (z) the Revolving Credit Facility has been terminated, any Default or Event of Default exists or all or any of the Advances have been accelerated, but subject to clause (B) below and subject to the limitations in respect of the amount of Revolving Credit Advances contained in Section 2.01(a). The proceeds of each such Revolving Credit Advance shall be immediately paid over to the Administrative Agent for the benefit of the Swing Line Bank for application to the Swing Line Facility. Each such Revolving Credit Advance shall initially be a Base Rate Advance and shall be deemed to be requested by the Borrower pursuant to Section 2.02(a).

                  (B) In the event that Commitments of the Lenders shall have terminated pursuant to Section 6.01 following an Event of Default of the type described in Section 6.01(f) with respect to Group or the Borrower, no further Revolving Credit Advances of the type described in clause (ii)(A) above shall be made, and each of the Lenders (other than the Swing Line Bank) shall be deemed to have irrevocably, unconditionally and immediately purchased from the Swing Line Bank such Lender's Pro Rata Share of the principal amount of the Swing Line Advances outstanding as of the date of the occurrence of such Event of Default. Each Lender shall effect such purchase by making available an amount equal to its participation on the date of such purchase in U.S. dollars in immediately available funds at the office of the Swing Line Bank located at 600 Peachtree Street Northeast, Suite 2700, Atlanta, Georgia 30308 or such other office as the Swing Line Bank may from time to time direct for the account of such office of the Swing Line Bank.

                  (C) Each purchase made pursuant to clause (ii)(B) above by a Lender shall be made without recourse to the Swing Line Bank, and, except as to the absence of liens created by the

Swing Line Bank on the Swing Line Advance and the Swing Line Bank's right to effect such sale, without representation or warranty of any kind, and shall be effected and evidenced pursuant to documents reasonably acceptable to the Swing Line Bank.

                  (D) The obligations of the Lenders under this Section 2.02(b)(ii) shall be absolute, irrevocable and unconditional, shall be made under all circumstances and shall not be affected, reduced or impaired for any reason whatsoever, including (without limitation): (1) any Default, Event of Default, misrepresentation, negligence, misconduct or other action or inaction of any kind by any of the Loan Parties or any other Person, whether in, under or in connection with this Agreement, the Guaranty or any of the other Loan Documents; (2) any extension, renewal, release or waiver of the time of performance of or compliance with any of the obligations or other provisions hereof or of any other Loan Document; (3) any settlement, compromise or subordination of any or all of the obligations to the claims of others, or any failure by any Agent, the Swing Line Bank or any other Lender to mitigate damages; (4) any amendment, modification or other waiver of any one or more of the Loan Documents; (5) the insolvency, bankruptcy, reorganization or cessation of existence of any of the Loan Parties; (6) any impossibility or illegality of performance or the lack of genuineness, validity, legality or enforceability of any of this Agreement or the other Loan Documents, or any term thereof or any other agreement or instrument relating thereto for any reason, or the lack of power or authority of any party to enter into any of the Loan Documents; (7) any dispute, setoff, recoupment, counterclaim or other defense or right any Lender may have at any time, whether against any Agent, the Swing Line Bank, any other Lender or any of the Loan Parties; (8) any merger or consolidation of any of the Loan Parties or any Lender, or any sale, lease or transfer of any or all of the assets of any such Person; or (9) any other circumstances whether similar or dissimilar to any of the foregoing.

                  (c) Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for any Revolving Credit Borrowing if the aggregate amount of such Revolving Credit Borrowing is less than $10,000,000 or if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.09, 2.10 or 2.11 and (ii) the Revolving Credit Advances may not be outstanding as part of more than 20 separate Revolving Credit Borrowings.

                  (d) Each Notice of Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower. In the case of any Revolving Credit Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Revolving Credit Borrowing for such Revolving Credit Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Credit Advance to be made by such Lender as part of such Revolving Credit Borrowing when such Revolving Credit Advance, as a result of such failure, is not made on such date.

                  (e) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Revolving Credit Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Revolving Credit Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Revolving Credit Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, the Administrative Agent agrees to give prompt notice thereof to the Borrower (provided that failure to give such notice shall not affect the obligations of the Borrower under this Section 2.02(e)), and such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Revolving Credit Borrowing and
(ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Revolving Credit Borrowing for purposes of this Agreement.

                  (f) The failure of any Lender to make the Revolving Credit Advance to be made by it as part of any Revolving Credit Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Credit Advance on the date of such Revolving Credit Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Advance to be made by such other Lender on the date of any Revolving Credit Borrowing.

                  SECTION 2.03. The Competitive Bid Advances. (a) Each Lender severally agrees that the Borrower may make Competitive Bid Borrowings under this Section 2.03 from time to time on any Business Day during the period from the Effective Date until the date occurring 10 days prior to the Termination Date in the manner set forth below; provided that, following the making of each Competitive Bid Borrowing, (x) the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Revolving Credit Commitments of the Lenders and (y) the aggregate amount of the Competitive Bid Advances then outstanding shall not exceed $300,000,000.

                  (i) The Borrower may request a Competitive Bid Borrowing under this Section 2.03 by delivering to the Competitive Bid Agent, by telecopier or telex, a notice of a Competitive Bid Borrowing (a "Notice of Competitive Bid Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying therein the requested (v) date of such proposed Competitive Bid Borrowing, (w) aggregate amount of such proposed Competitive Bid Borrowing, (x) in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, Interest Period, or in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, maturity date for repayment of each Fixed Rate Advance to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring 7 days after the date of such Competitive Bid Borrowing or later than the earlier of (I) 180 days after the date of such Competitive Bid Borrowing and (II) the Termination Date), (y) interest payment date or dates relating thereto, and (z) other terms (if any) to be applicable to such Competitive Bid Borrowing, not later than 10:00 A.M. (New York City time) (A) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum (the Advances comprising any such Competitive Bid Borrowing being referred to herein as "Fixed Rate Advances") and (B) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall instead specify in the Notice of Competitive Bid Borrowing that the rates of interest offered by the Lenders are to be based on the LIBO Rate (the Advances comprising such Competitive Bid Borrowing being referred to herein as "LIBO Rate Advances"). Each Notice of Competitive Bid Borrowing shall be irrevocable and binding on the Borrower. The Competitive Bid Agent shall in turn promptly notify each Lender of each request for a Competitive Bid Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.

                  (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Advances to the Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Competitive Bid Agent (which shall give prompt notice thereof to the Borrower), before 10:00 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and on the third Business Day before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, of the minimum amount and maximum amount of each Competitive Bid Advance which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Revolving Credit Commitment, if any), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such Competitive Bid Advance; provided that if the Competitive Bid Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Competitive Bid Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Competitive Bid Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Competitive Bid Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Advance as part of such Competitive Bid Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Advance as part of such proposed Competitive Bid Borrowing.

                  (iii) The Borrower shall, in turn, before 11:00 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, and before 1:00 P.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, either:

                           (x) cancel such Competitive Bid Borrowing by giving
                  the Competitive Bid Agent notice to that effect, or

                           (y) accept one or more of the offers made by any
                  Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Competitive Bid Agent of the amount of each Competitive Bid Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Competitive Bid Agent on behalf of such Lender for such Competitive Bid Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such Competitive Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Competitive Bid Agent notice to that effect. The Borrower shall accept the offers made by any Lender or Lenders to make Competitive Bid Advances in order of the lowest to the highest rates of interest offered by such Lenders. If two or more Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated by the Competitive Bid Agent among such Lenders in proportion to the maximum amount that each such Lender offered at such interest rate.

                  (iv) If the Borrower notifies the Competitive Bid Agent that such Competitive Bid Borrowing is canceled pursuant to paragraph
         (iii)(x) above, the Competitive Bid Agent shall give prompt notice thereof to the Lenders and such Competitive Bid Borrowing shall not be made.

                  (v) If the Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Competitive Bid Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph
         (ii) above have been accepted by the Borrower, (B) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing, and (C) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, upon receipt, that the Competitive Bid Agent has received forms of documents, if any, requested pursuant to Section 3.02(b). Each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing shall, before 12:00 noon (New York City time) on the date of such Competitive Bid Borrowing specified in the notice received from the Competitive Bid Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Competitive Bid Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Competitive Bid Agent at the Competitive Bid Agent's Account, in same day funds, such Lender's portion of such Competitive Bid Borrowing. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Competitive Bid Agent of such funds, the Competitive Bid Agent will, as promptly as possible, transfer such funds to the Borrower's Account. Promptly after each Competitive Bid Borrowing, the Competitive Bid Agent will notify each Lender of the amount of the Competitive Bid Borrowing, the consequent deemed use of the aggregate amount of the Commitments as a result thereof and the dates upon which such Competitive Bid Borrowing commenced and will terminate. For any Lender which is a Designating Lender, any Competitive Bid Advance to be made by such Lender may from time to time be made by its Designated Lender pursuant to the terms hereof in such Designating Lender's sole discretion, and nothing herein shall constitute a commitment to make Competitive Bid Advances by such Designated Lender, provided that (i) if any Designated Lender elects not to, or fails for any reason whatsoever to, make any such Competitive Bid Advance that has been accepted by the Borrower in accordance with the foregoing, its Designating Lender hereby agrees that it shall make such Competitive Bid Advance pursuant to the terms hereof and (ii) notwithstanding anything to the contrary, neither the designation of a Designated Lender, the election or other determination that a Designated Lender will make any Competitive Bid Advance nor any other condition or circumstance relating to the Designated Lender shall in any way release, diminish or otherwise affect the relevant Designating Lender's Commitment or any of its other obligations hereunder or under any other Loan Document or any rights of the Borrower, any Agent or any Lender with respect to such Designating Lender.

                  (vi) If the Borrower notifies the Competitive Bid Agent that it accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, such notice of acceptance shall be irrevocable and binding on the Borrower. The Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in the related Notice of Competitive Bid Borrowing for such Competitive Bid Borrowing the applicable conditions set forth in
         Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing when such Competitive Bid Advance, as a result of such failure, is not made on such date.

                  (b) Each Competitive Bid Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each

Competitive Bid Borrowing, the Borrower shall be in compliance with the limitation set forth in the proviso to the first sentence of subsection (a) above.

                  (c) Within the limits and on the conditions set forth in this
Section 2.03, the Borrower may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (d) below, and reborrow under this
Section 2.03, provided that a Competitive Bid Borrowing shall not be made within three Business Days of the date of any other Competitive Bid Borrowing.

                  (d) The Borrower shall repay to the Competitive Bid Agent for the account of each Lender that has made a Competitive Bid Advance, on the maturity date of each Competitive Bid Advance (such maturity date being that specified by the Borrower for repayment of such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection
(a)(i) above and provided in the Competitive Bid Note evidencing such Competitive Bid Advance), the then unpaid principal amount of such Competitive Bid Advance. The Borrower shall have no right to prepay any principal amount of any Competitive Bid Advance unless, and then only on the terms, specified by the Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above, or unless separately agreed between the Borrower and any Lender that has made a Competitive Bid Advance, and set forth in the Competitive Bid Note evidencing such Competitive Bid Advance.

                  (e) The Borrower shall pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance to the date the principal amount of such Competitive Bid Advance is repaid in full, at the rate of interest for such Competitive Bid Advance specified by the Lender making such Competitive Bid Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above, as provided in the Competitive Bid Note evidencing such Competitive Bid Advance. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on the amount of unpaid principal of and interest on each Competitive Bid Advance owing to a Lender, payable in arrears on the date or dates interest is payable thereon, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Competitive Bid Advance under the terms of the Competitive Bid Note evidencing such Competitive Bid Advance unless otherwise agreed in such Competitive Bid Note.

                  (f) The indebtedness of the Borrower resulting from each Competitive Bid Advance made to the Borrower as part of a Competitive Bid Borrowing shall be evidenced by a separate Competitive Bid Note of the Borrower payable to the order of the Lender making such Competitive Bid Advance.

                  (g) Upon delivery of each Notice of Competitive Bid Borrowing, the Borrower shall pay a non-refundable fee of $2,000 to the Competitive Bid Agent for its own account.

                  SECTION 2.04. Repayment of Advances. (a) Revolving Credit Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Termination Date the aggregate outstanding principal amount of the Revolving Credit Advances then outstanding.

                  (b) Swing Line Advances. The Borrower shall repay to the Administrative Agent for the account of the Swing Line Bank and each other Lender that has purchased a Swing Line Advance pursuant to Section 2.02(b) the outstanding principal amount of each Swing Line Advance at the times and in the manner and amounts specified in Section 2.02(b) and on the Termination Date.

                  SECTION 2.05. Termination or Reduction of the Commitments. (a) Optional. The Borrower shall have the right, upon at least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that each partial reduction (i) shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) shall be made ratably among the Lenders in accordance with their respective Commitments, and provided further that the aggregate amount of the Commitments of the Lenders shall not be reduced to an amount that is less than the aggregate principal amount of the Competitive Bid Advances then outstanding.

                  (b) Mandatory. If the Merger shall not have been consummated on or prior to the date that is one year after the Effective Date, then on the earlier of such date and the date the Borrower notifies the Administrative Agent in writing that the Merger will not be consummated (such earlier date, the "Relevant Date"):

                  (i) if as of the Relevant Date the aggregate Commitments exceed $300,000,000, the Commitments shall automatically be reduced (ratably among the Lenders) to an aggregate amount equal to $300,000,000;

                  (ii) the Borrower shall prepay Advances in an amount (if any) equal to the excess of the aggregate amount of Advances outstanding as at the Relevant Date over the Commitments so reduced on the Relevant Date; and

                  (iii) the Termination Date shall automatically be amended to be the date that is one year after the Relevant Date.

                  SECTION 2.06. Prepayments. (a) Optional. (i) The Borrower may, upon the same Business Day's notice in the case of the Swing Line Facility and Base Rate Advances and two Business Days' notice in the case of any Eurodollar Rate Advances, in each case to the

Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Revolving Credit Advances comprising part of the same Revolving Credit Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (A) each partial prepayment of the Facility shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (B) any such prepayment of a Eurodollar Rate Advance made other than on the last day of an Interest Period therefor shall be made together with payment of all amounts, if any, required pursuant to Section 8.04(c).

                  (ii) Competitive Bid Advances may be prepaid only in accordance with the provisions of Section 2.03(d).

                  (b) Mandatory.

                  (i) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings and the Swing Line Advances equal to the amount by which (A) the sum of the aggregate principal amount of (x) the Revolving Credit Advances and (y) the Swing Line Advances then outstanding exceeds (B) the Revolving Credit Facility on such Business Day.

                  SECTION 2.07. Interest. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of
         (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time, payable in arrears quarterly on the first day of each January, April, July and October during such periods.

                  (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Advance plus (y) the Applicable Margin in effect from time to time plus (z) the Applicable Utilization Percentage, if any, in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

                  (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender (except as otherwise provided in Section 2.03(e)), payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

                  SECTION 2.08. Fees. (a) Facility Fee. The Borrower shall pay to the Administrative Agent for the account of the Lenders a facility fee, from the Effective Date in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance or the Assumption Agreement, as the case may be, pursuant to which it became a Lender in the case of each other Lender until the Termination Date, payable quarterly on the first day of each January, April, July and October, commencing January 7, 2000, and on the Termination Date, at the rate per annum equal to the Applicable Percentage in effect from time to time on the Revolving Credit Commitment of such Lender; provided, however, (i) that any facility fee accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such facility fee shall otherwise have been due and payable by the Borrower prior to such time and (ii) that no facility fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

                  (b) Agents' Fees. The Borrower shall pay to each of the Agents for its own account such fees as may from time to time be agreed between the Borrower and such Agent.

                  SECTION 2.09. Conversion of Advances. (a) Optional. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.09, 2.10 and 2.11, Convert all Revolving Credit Advances of one Type comprising the same Revolving Credit Borrowing into Revolving Credit Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b) and no Conversion of any Revolving Credit Advances shall result in more separate Revolving Credit Borrowings than permitted under Section 2.02(b). Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Revolving Credit Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for each such Revolving Credit Advance. Each notice of Conversion shall be irrevocable and binding on the Borrower.

                  (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Revolving Credit Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such Advances shall automatically Convert into Base Rate Advances.

                  (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

                  (iii) Upon the occurrence and during the continuance of any Default, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and
(y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

                  SECTION 2.10. Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost (other than in taxes, including interest, additions to tax and penalties relating thereto, except to the extent that the same are required to be paid pursuant to Section 2.13 hereof) to any Lender of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or LIBO Rate Advances (excluding for purposes of this Section 2.10 any such increased costs resulting from (x) Taxes, Other Taxes, Excluded Taxes or taxes excluded from the definitions of Taxes or Other Taxes in Section 2.13(e) or from indemnification pursuant to Section 2.13(f) (as to which Section 2.13 shall govern) and (y) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, however, that, before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender and provided further that the Borrower's obligations to any Designated Lender hereunder shall be limited as set forth in Section 8.04(e). A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend, provided, however, that the Borrower's obligations to any Designated Lender hereunder shall be limited as set forth in
Section 8.04(e). A certificate as to such amounts submitted to the Borrower by such Lender shall be conclusive and binding for all purposes, absent manifest error.

                  (c) If, with respect to any Eurodollar Rate Advances, Lenders (other than Designated Lenders) owed at least a majority of the then aggregate unpaid principal amount thereof notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost (excluding for purposes of this Section 2.10 any such increased costs resulting from (i) Taxes, Other Taxes, Excluded Taxes or taxes excluded from the definitions of Taxes or Other Taxes in Section 2.13(e) or from indemnification pursuant to Section 2.13(f) (as to which Section 2.13 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof) to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

                  SECTION 2.11. Illegality. Notwithstanding any other provision of this Agreement, if any Lender (other than a Designated Lender) shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or LIBO Rate Advances or to fund or maintain Eurodollar Rate Advances or LIBO Rate Advances hereunder, (i) each Eurodollar Rate Advance or LIBO Rate Advance, as the case may be, will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make Eurodollar Rate Advances or LIBO Rate Advances or to Convert Revolving Credit Advances into Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist; provided that if it becomes unlawful for any Designated Lender or its Eurodollar Lending Office to perform its obligations hereunder to make or fund or maintain Eurodollar Rate Advances or LIBO

Rate Advances, such Designated Lender shall immediately assign its rights and obligations with respect to such Advance to its applicable Designating Lender.

                  SECTION 2.12. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes, if any, irrespective of counterclaim or set-off (except as otherwise provided in Section 2.16), not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to Section 2.03, 2.10, 2.13 or 8.04(c)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(c), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender ratably in accordance with such Lender's proportionate share of the principal amount of all outstanding Advances, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender, and for application to such principal installments, as the Administrative Agent shall direct.

                  (c) The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder or under the Note, if any, held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender any amount so due.

                  (d) All computations of interest based on clause (a) of the definition of Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate, the LIBO Rate or the Federal Funds Rate and fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (e) Whenever any payment hereunder or under the Notes, if any, shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances or LIBO Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  SECTION 2.13. Taxes. (a) Any and all payments by the Borrower hereunder or under any Notes shall be made, in accordance with Section 2.12, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and each Agent, Excluded Taxes (all such non-Excluded Taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or any Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.13) such Lender or such Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under any Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any Note (hereinafter referred to as "Other Taxes").

                  (c) The Borrower will indemnify each Lender and each Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.13) paid by such Lender or such Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or such Agent (as the case may be) makes written demand therefor, including in such demand an identification of the Taxes or Other Taxes (together with the amounts thereof) with respect to which such indemnification is being sought.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent and the Documentation Agents, at their respective addresses referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof. In the case of any payment hereunder or under any Notes by or on behalf of the Borrower through an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent and the Documentation Agents, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection
(d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, and on the date of the Assignment and Acceptance or Designation Agreement pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide both the Administrative Agent and the Borrower with two original Internal Revenue Service forms 1001, 4224 or W-8 as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes, if any. If any Lender which is not a "United States person" determines that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Lender is otherwise required to submit pursuant to this Section 2.13, or that it is required to withdraw or cancel any such form or certificate, or that any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Lender shall promptly notify the Borrower and the Administrative Agent of such fact. In addition, if a Lender provides a form W-8 (or any successor or related form) to the Administrative Agent and the Borrower pursuant to this Section 2.13, such Lender shall also provide a certificate stating that such Lender is not a "bank" within the meaning of section 881(c)(3)(A) of the Internal Revenue Code of 1986 and shall promptly notify the Administrative Agent and the Borrower if such Lender determines that it is no longer able to provide such certification. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. Upon the reasonable request of the Borrower or the Administrative Agent, each Lender that has not provided the forms or other documents, as provided above, on the basis of being a United States person shall submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a "United States person" (as defined in Section 7701(a)(30) of the Internal Revenue Code).

                  (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.13(e) (other than if such failure is due to a change in law occurring subsequent to the date on which such Lender became a Lender hereunder, or if such form otherwise is not required under the first sentence of subsection (e) above because the Borrower has not requested in writing such form subsequent to the date on which such Lender became a Lender hereunder), such Lender shall not be entitled to indemnification under Section 2.13(a) or (c) with respect to Taxes imposed by the United States; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

                  (g) Any Lender or Agent claiming any additional amounts payable pursuant to this Section 2.13 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (h) Within 60 days after the written request of the Borrower, each Lender or Agent shall execute and deliver to the Borrower such certificates or forms as are reasonably requested by the Borrower in such request, which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of Taxes paid by the Borrower hereunder or making payment of Taxes hereunder; provided, however, that no Lender or Agent shall be required to furnish to the Borrower and financial or other information which it considers confidential. The cost of preparing any materials referred to in the previous sentence shall be borne by the Borrower. If a Lender or Agent determines in good faith that it has received a refund of any Taxes or Other Taxes with respect to which Borrower has made a payment of additional amounts, such Lender or Agent shall pay to the Borrower an amount that such Lender or Agent determines in good faith to be equal to the net benefit, after tax, that was obtained by such Lender or Agent (as the case may be) as a consequence of such refund.

                  (i) All obligations of the Borrower owed to any Designated Lender pursuant to this Section 2.13 shall be limited to the amount that the Borrower would be obligated to pay to such Designated Lender's applicable Designating Lender but for such designation, as set forth in Section 8.04(e).

                  SECTION 2.14. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of Obligations owing to it (other than pursuant to Section 2.10, 2.13 or 8.04(c)) in excess of its ratable share of payments on account of the Obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in Obligations owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                  SECTION 2.15. Use of Proceeds. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely (a) to pay severance and other reorganization expenses in connection with the Tender Offer and the Merger and transaction fees and expenses in connection with the Tender Offer and the Merger and (b) for general corporate purposes (other than for the purposes of paying the holders of Authentic Fitness Stock the cash consideration for their shares in the Tender Offer or the Merger).

                  SECTION 2.16. Defaulting Lenders. (a) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the Obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the Borrower shall so set off and otherwise apply its Obligation to make any such payment against the Obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date on which such Defaulted

Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be a Base Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to
Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection
(a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.16.

                  (b) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to any Agent or any of the other Lenders and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lenders and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lenders, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lenders and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Lenders, in the following order of priority:

                  (i) first, to the Agents for any Defaulted Amount then owing to the Agents; and

                  (ii) second, to any other Lenders for any Defaulted Amounts then owing to such other Lenders, ratably in accordance with such respective Defaulted Amounts then owing to such other Lenders.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.16.

                  (c) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, any Agent or any other Lender shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection
(c) shall be deposited by the Administrative Agent in an account with the Administrative Agent, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be the Administrative Agent's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection
(c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to any Agent or any other Lender, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

                  (i) first, to the Agents for any amount then due and payable by such Defaulting Lender to the Agents hereunder;

                  (ii) second, to any other Lenders for any amount then due and payable by such Defaulting Lender to such other Lenders hereunder, ratably in accordance with such respective amounts then due and payable to such other Lenders; and

                  (iii) third, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that any Lender that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender shall be distributed by the Administrative Agent to such Lender and applied by such Lender to the Obligations owing to such Lender at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

                  (d) The rights and remedies against a Defaulting Lender under this Section 2.16 are in addition to other rights and remedies that the Borrower may have against such Defaulting

Lender with respect to any Defaulted Advance and that any Agent or any Lender may have against such Defaulting Lender with respect to any Defaulted Amount.

                  SECTION 2.17. Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Revolving Credit Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1 hereto (each a "Revolving Credit Note"), payable to the order of such Lender in a principal amount equal to the Revolving Credit Commitment of such Lender.

                  (b) The Register maintained by the Administrative Agent pursuant to Section 8.07(g) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded
(i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender's share thereof.

                  (c) Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.

                  SECTION 2.18. Increase in Revolving Credit Commitments. From time to time during the period from the Effective Date until the date that is forty (40) days after the Effective Date, additional Persons may become parties hereto as Lenders by executing and delivering an Assumption Agreement to the Administrative Agent which indicates the amount of Revolving Credit Commitment of such Lender; provided that in no event shall the aggregate Revolving Credit Commitments exceed $500,000,000. At the time an Assumption Agreement is accepted by the Administrative Agent, (a) the new Lender party to such Assumption Agreement shall fund its pro rata share of the aggregate outstanding Revolving Credit Advances, (b) each existing Lender's share of the outstanding Revolving Credit Advances shall be proportionately reduced by the amount funded by such new Lender and (c) any such reduction of the Revolving Credit Advances of the existing Lenders on any day other than on the last day of an Interest Period shall be accompanied by a payment by the Borrower of all amounts, if any, required pursuant to Section 8.04(c).


                                   ARTICLE III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

                  SECTION 3.01. Conditions Precedent to Effectiveness. This Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

                  (a) All governmental and third party consents and approvals necessary in connection with the Loan Documents shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, all applicable waiting periods shall have expired without any action being taken by any competent authority and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions on the Loan Documents.

                  (b) The Borrower shall have paid all accrued and invoiced fees and expenses of the Agents and the Lenders (including the accrued and invoiced fees and expenses of counsel to the Agents).

                  (c) On the Effective Date, the following statements shall be true and the Administrative Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the Effective Date, stating that:

                           (i) The representations and warranties contained in
                  each Loan Document are correct on and as of the Effective Date, and

                           (ii) No event has occurred and is continuing that
                  constitutes a Default.

                  (d) There shall have occurred no Material Adverse Change since January 2, 1999, and all information provided by or on behalf of the Borrower to the Lenders shall be true and correct in all material aspects.

                  (e) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) purports to affect the legality, validity or enforceability of this Agreement, any other Loan Document or (ii) is or would be reasonably likely to have a Material Adverse Effect, except, in the case of this clause (ii), for any such action, suit, investigation, litigation or proceeding described on Schedule 4.01(g) hereto.

                  (f) The Lenders shall be reasonably satisfied that the Existing 364 Day Credit Facility has been (or concurrently will be) prepaid, redeemed or defeased in full or otherwise satisfied and extinguished.

                  (g) The Lenders and the Agents shall be reasonably satisfied with the corporate and legal structure and capitalization of the Borrower and the Guarantors, including, without limitation, the charter and by-laws of the Borrower and the Guarantors.

                  (h) The Administrative Agent shall have received on or before the Effective Date the following, each dated such day, in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

                           (i) A guaranty in substantially the form of Exhibit F
                  (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Group Guaranty"), duly executed by Group.

                           (ii) A guaranty in substantially the form of Exhibit
                  G (together with each other guaranty delivered pursuant to Section 5.01(j), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Subsidiary Guaranty"), duly executed by the Guarantors (other than Group).

                           (iii) Certified copies of the resolutions of the
                  Board of Directors of the Borrower and each other Loan Party approving this Agreement and each other Loan Document to which it is or is to be a party and the transactions contemplated hereby, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and each other Loan Document.

                           (iv) A certificate of the Secretary or an Assistant
                  Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Agreement, each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

                           (v) If requested by any Lender, a Revolving Credit
                  Note to the order of such Lender.

                           (vi) A favorable opinion of Skadden, Arps, Slate,
                  Meagher & Flom LLP, special counsel for the Loan Parties, in substantially the form of Exhibit E-1 hereto with such changes as may approved by the Administrative Agent and as to such other matters as any Lender through the Administrative Agent may reasonably request.

                           (vii) A favorable opinion of Stanley P. Silverstein,
                  General Counsel for the Borrower, in substantially the form of Exhibit E-2 hereto with such changes as may approved by the Administrative Agent and as to such other matters as any Lender through the Administrative Agent may reasonably request.

                           (viii) A favorable opinion of Shearman & Sterling,
                  counsel for the Arrangers, in form and substance reasonably satisfactory to the Arrangers.

                           (ix) The Existing Five Year Credit Agreement, in form
                  and substance satisfactory to the Arrangers, duly executed by all parties required thereunder and the Trade Credit Facility, in form and substance satisfactory to the Arrangers, duly executed by all parties required thereunder.

                           (x) Copies of amendments to such of the other credit
                  facilities of the Borrower and Group and their respective Subsidiaries which are necessary to make such facilities consistent with the Existing Five Year Credit Agreement, in form and substance reasonably satisfactory to the Arrangers.

                  SECTION 3.02. Conditions Precedent to Each Borrowing. The obligation of each Lender to make an Advance (other than a Swing Line Advance made by a Lender pursuant to Section 2.02(b)(ii)), and the right of the Borrower to request a Swing Line Borrowing, shall be subject to the further conditions precedent that on the date of such Borrowing (including the initial Borrowing) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Notice of Swing Line Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

                  (a) the representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of such Borrowing, before and after giving effect to such Borrowing (other than solely with respect to Revolving Credit Advances used to the fund the payment of commercial paper issued by the Borrower from time to time, the representation and warranties contained in Section 4.01(f)(ii) hereof) and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing, in which case such representations and warranties shall have been correct as of such specific date, and

                  (b) no event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                  SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by Loan Documents shall have received notice from such Lender prior to the date that the Borrower, by notice to the Lenders, designates as the proposed Effective Date, specifying its objection thereto. The Administrative Agent shall promptly notify the Lenders of the occurrence of the Effective Date.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties of the Borrower. Each of Group and the Borrower represents and warrants as follows:

                  (a) Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and
         (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the date hereof (as to each such Subsidiary) whether or not such Subsidiary is a wholly-owned Subsidiary. Each such Subsidiary (i) is a corporation duly organized, a limited liability company or a trust duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation, limited liability company or trust in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (c) The execution, delivery and performance by each Loan Party of this Agreement and each other Loan Document to which it is or is to be a party, and the consummation of the transactions contemplated hereby are, within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award,
         (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or
         (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is or would be reasonably likely to have a Material Adverse Effect.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement or any other Loan Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby.

                  (e) This Agreement has been, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Agreement is, and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

                  (f) (i) The Consolidated balance sheets of Group and its Subsidiaries as at January 2, 1999, and the related Consolidated statements of operations, stockholders' equity and cash flow of Group and its Subsidiaries for the fiscal years then ended, accompanied by an opinion of PricewaterhouseCoopers LLP, independent public accountants, and the Consolidated balance sheet of Group and its Subsidiaries as at July 3, 1999, and the related Consolidated statements of operations, stockholders' equity and cash flow of Group and its Subsidiaries for the six months then ended, duly certified by the chief financial officer of Group, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheet as at July 3, 1999, and said statements of operations, stockholders' equity and cash flow for the six months then ended, to year-end audit adjustments, the Consolidated financial condition of Group and its Subsidiaries as at such dates and the Consolidated results of the operations of Group and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and (ii) since January 2, 1999, there has been no Material Adverse Change.

                  (g) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document or (ii) is or would be reasonably likely to have a Material Adverse Effect.

                  (h) No proceeds of any Advance will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (other than (i) shares of capital stock of Group and (ii) to the extent applicable, in connection with an acquisition of a company, so long as (x) the board of directors of such company shall have approved such acquisition at the time such acquisition is first publicly announced, (y) if such company shall have been soliciting bids for its acquisition, the board of directors of such company shall not have determined either to accept no offer or to accept an offer other than the offer of Group or one of its Subsidiaries or (z) if such company shall not have been soliciting bids for its acquisition or if the board of directors of such company shall have solicited bids for its acquisition but shall have initially determined either to accept no offer or to accept an offer other than the offer of Group or one of its Subsidiaries, the existence, amount and availability for the acquisition of such company of the Commitments hereunder shall not have been disclosed, orally or in writing, to such company or its advisors; provided, that the public filing of this Agreement shall not be deemed to be disclosure of the Commitments hereunder to such company or its advisors, until after such time as the board of directors of such company shall have approved such acquisition by Group or one of its Subsidiaries and so long as, in any case, such acquisition is otherwise permitted hereunder).

                  (i) Neither any Loan Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

                  (j) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock except for shares of capital stock of Group and Authentic Fitness and as otherwise permitted in Section 4.01(h).

                  (k) For any date on or before December 31, 1999, the Borrower has, and as soon as practicable after the Control Date, Authentic Fitness will have (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the risk that computer applications used by such Person or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem"), (ii) developed a plan and timetable for addressing the Year 2000 problem on a timely basis and (iii) to date, implemented that plan in accordance with such timetable. Based on the foregoing, each such Person believes that all of its computer applications that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.


                                    ARTICLE V

                            COVENANTS OF THE BORROWER

                  SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, Group and the Borrower will:

                  (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and Environmental Laws, except where the failure so to comply would not have a Material Adverse Effect.

                  (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, would reasonably be likely to by law become a Lien upon its property; provided, however, that neither Group nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors so long as any such amount, when taken together with any amount required to be paid as described in clause (b) of the definition of "Permitted Liens", shall not exceed $10 million.

                  (c) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which it or such Subsidiary operates.

                  (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; provided, however, that Group and its Subsidiaries may consummate the Merger and any other merger, consolidation or voluntary dissolution or liquidation permitted under Section 5.02(b).

                  (e) Visitation Rights. At any reasonable time and from time to time, permit any Agent or any of the Lenders or any agents or representatives thereof, upon reasonable notice to the Borrower to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

                  (f) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

                  (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  (h) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, other than with respect to transactions among Group and/or its wholly owned Subsidiaries, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are no less favorable to Group or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate, provided, however, that the foregoing restriction shall not apply to transactions pursuant to any agreement referred to in Section 5.02(a)(ii), and provided further that the Borrower shall not engage in any transaction with any such Subsidiary that would render such Subsidiary insolvent or cause a default under, or a breach of, any material contract to which such Subsidiary is a party.

                  (i) Reporting Requirements. Furnish to the Lenders (and for purposes hereof, any Designated Lender shall be deemed to have received the following information from its Designating Lender):

                           (i) as soon as available and in any event within 50
                  days after the end of each of the first three quarters of each Fiscal Year, Consolidated balance sheets of Group and its Subsidiaries as of the end of such quarter and Consolidated statements of income and Consolidated statements of cash flows of Group and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by the chief financial officer of the Borrower as having been prepared in accordance with generally accepted accounting principles and a certificate of the chief financial officer of Group as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 5.03, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP;

                           (ii) as soon as available and in any event within 95
                  days after the end of each Fiscal Year of Group, a copy of the annual audit report for such year for Group and its Subsidiaries, containing Consolidated balance sheet of Group and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion acceptable to the Required Lenders by any Approved Accounting Firm or by other independent public accountants acceptable to the Required Lenders, and a certificate of the chief financial officer or Group as to compliance with the terms of this Agreement setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 5.03, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP;

                           (iii) as soon as possible and in any event within two
                  Business Days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

                           (iv) promptly after the sending or filing thereof,
                  copies of all reports that the Borrower sends to any of its security holders generally, and copies of all reports and registration statements that Group or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange;

                           (v) promptly after the commencement thereof, notice
                  of all actions and proceedings before any court, governmental agency or arbitrator affecting the Borrower or any of its Subsidiaries of the type described in Section 4.01(g);

                           (vi) within five Business Days after receipt thereof
                  by any Loan Party, copies of each notice from S&P or Moody's indicating any change in the Debt Rating; and

                           (vii) such other information respecting the Borrower
                  or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

                  (j) Covenant to Guarantee Obligations. At such time as any new direct or indirect Domestic Subsidiary that is a Material Subsidiary (including, without limitation, Authentic Fitness and its Subsidiaries as required by Section 5.01(k) below) is formed or acquired, cause such new Subsidiary that is a wholly owned Subsidiary to (i) within 30 days thereafter or such later time as the Borrower and the Administrative Agent shall agree (but in any event no later than 30 additional days thereafter), duly execute and deliver to the Administrative Agent guarantees, in substantially the form of Exhibit H and otherwise in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the Borrower's Obligations under the Loan Documents, provided, however, that the foregoing shall not apply to (A) Excluded Subsidiaries, (B) joint ventures or (C) any Subsidiary organized solely for the purpose of entering into any agreements and transactions referred to in Section 5.02(a)(ii) to the extent that such agreements require that such Subsidiary not be a Guarantor hereunder, and (ii) within 30 days after the delivery of such guarantees or such later time as the Borrower and the Administrative Agent shall agree (but in any event no later than 30 additional days thereafter), deliver to the Administrative Agent a signed copy of a favorable opinion, addressed to the Administrative Agent, of counsel for the Loan Parties acceptable to the Administrative Agent as to the documents contained in clause (i) above, as to such guarantees being legal, valid and binding obligations of such Subsidiaries enforceable in accordance with their terms and as to such other matters as the Administrative Agent may reasonably request.

                  (k) Consummation of Merger. If there is a Tender Offer, cause the Merger to be consummated in compliance with all applicable laws and regulations as soon as practicable after consummation of the Tender Offer and cause Authentic Fitness and its Subsidiaries to become a Guarantor pursuant to Section 5.01(j) as soon as practicable and, in any event, within 30 days after consummation of the Merger.

                  (l) Authentic Fitness. As soon as practicable after consummation of the Merger, cause the commitments under all Existing Debt of Authentic Fitness and its Subsidiaries (other than Debt of Authentic Fitness and its Subsidiaries that become Obligations under the Trade Credit Facility) to be terminated and all such indebtedness to be repaid in full.

                  SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, neither Group nor the Borrower will at any time:

                  (a) Liens, Etc. Create or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, other than:

                           (i)  Permitted Liens,

                           (ii) Liens on receivables of any kind (and in
                  property securing or otherwise supporting such receivables) in connection with agreements for limited recourse sales or financings by the Borrower or any of its Subsidiaries or by Designer Holdings or any of its Subsidiaries for cash of such receivables or interests therein, provided that (A) any such agreement is of a type and on terms customary for comparable transactions in the good faith judgment of the Board of Directors of Group and (B) such agreement does not create any interest in any asset other than receivables (and property securing or otherwise supporting such receivables), related general intangibles and proceeds of the foregoing,

                           (iii) other Liens securing Debt, including Liens
                  incurred pursuant to subsection (v) below, in an aggregate principal amount outstanding at any time not to exceed 10% of Consolidated Tangible Assets of Group and its Subsidiaries at such time; provided that Liens securing Debt of Authentic Fitness Products Inc. under credit facilities existing on the date that Authentic Fitness becomes a Subsidiary of the Borrower are expressly permitted until the consummation of the acquisition of 100% of the capital stock of Authentic Fitness,

                           (iv) Liens arising from covenants by the Borrower or
                  its Subsidiaries to grant security interests in the assets of Warnaco of Canada Limited or its Subsidiaries (the "Canadian Subsidiaries") to secure Debt of the Canadian Subsidiaries in the event that the Lenders hereunder or lenders under the Existing Five Year Credit Agreement, the New 364 Day Credit Agreement or the Trade Credit Facility are granted Liens by Group or its Subsidiaries in their respective assets to secure the Obligations under the Loan Documents, the Existing Five Year Credit Agreement, the New 364 Day Credit Agreement or the Trade Credit Facility, as the case may be, and

                           (v) Liens on Margin Stock.

                  (b) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries (other than Excluded Subsidiaries) to do so or to voluntarily liquidate, except that:

                           (i) the Borrower or the Purchaser and Authentic
                  Fitness may consummate the Merger;

                           (ii) any Subsidiary of Group may merge into or
                  consolidate with any other Subsidiary of Group, provided that if any such Subsidiary is a Domestic Subsidiary of Group, the person formed thereby shall be a direct or indirect wholly owned Domestic Subsidiary of Group;

                           (iii) any Subsidiary of Group may merge into or
                  consolidate with any other Person pursuant to an acquisition, provided that, if any such Subsidiary is a Domestic Subsidiary of Group, the Person formed thereby shall be a direct or indirect wholly owned Domestic Subsidiary of Group;

                           (iv) any Domestic Subsidiary of Group may merge into
                  or consolidate with Group;

                           (v) the Borrower may merge into or consolidate with
                  any other Person so long as the Borrower is the surviving corporation; and

                           (vi) any Subsidiary of Group may voluntarily
                  liquidate and distribute its assets to Group or any direct or indirect wholly owned Domestic Subsidiary of Group, provided, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.

                  (c) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries (other than Excluded Subsidiaries) to create, incur, assume or suffer to exist, any Debt if after giving effect thereto the Borrower shall fail to be in compliance with each of the covenants set forth in Section 5.03.

                  (d) Sales, Etc., of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

                           (i) sales of inventory in the ordinary course of its
                  business;

                           (ii) sales, leases, transfers or other disposals of
                  assets, or grants of any option or other right to purchase, lease or otherwise acquire assets, following the Effective Date for fair value (valued at the time of any such sale, lease, transfer or other disposal), in an aggregate amount in each Fiscal Year not to exceed 20% per annum of the Consolidated total assets of Group and its Subsidiaries as valued at the end of the preceding Fiscal Year of the Borrower, and the fair value of such assets shall have been determined in good faith by the Board of Directors of Group;

                           (iii) sales of assets on terms customary for
                  comparable transactions in the good faith judgment of the Board of Directors of Group pursuant to agreements referred to in Section 5.02(a)(ii);

                           (iv) transfers of assets between Group and its
                  Subsidiaries;

                           (v) sales of assets listed on Schedule 5.02(d)
                  hereto;

                           (vi) sales of assets and properties of Group and its
                  Subsidiaries in connection with sale-leaseback transactions otherwise permitted hereunder (including, without limitation, under Section 5.02(c));

                           (vii) the sale or discount of accounts (A) owing by
                  Persons incorporated, residing or having their principal place of business in the United States in an aggregate amount not exceeding $10,000,000 in face amount per calendar year or (B) that are past due by more than 90 days, provided that the sale or discount of such accounts is in the ordinary course of Group's business and consistent with prudent business practices;

                           (viii) the licensing of trademarks and trade names by
                  Group or any of its Subsidiaries in the ordinary course of its business, provided that such licensing takes place on an arm's-length basis;

                           (ix) the rental by Group and its Subsidiaries, as
                  lessors, in the ordinary course of their respective businesses, on an arm's-length basis, of real property and personal property, in each case under leases (other than Capitalized Leases); and

                           (x) sales of Margin Stock for fair value as
                  determined in good faith by the Board of Directors of Group.

                  (e) Authentic Fitness. From and after the Control Date and prior to the date that Authentic Fitness becomes a wholly-owned Subsidiary, permit Authentic Fitness to (i) issue any securities, rights or options or (ii) declare or make any dividends or distributions to the holders of Authentic Fitness Stock, except, in each case, as contemplated by the terms of either or both of the Tender Offer and the Merger and otherwise except to the extent any such transactions are entered into and performed in the ordinary course of Authentic Fitness's





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                                       60

         business as previously conducted and necessary for the prudent operation of Authentic Fitness's business.

                  (f) Nature of Business. Make, or permit any of its Subsidiaries to make, (A) except as otherwise permitted pursuant to subsection (B) below, any change in the nature of its business as carried on at the date hereof in a manner materially adverse to the Agents and the Lenders or (B) any investments (except Investments in a net aggregate amount (after giving effect to any dividends or other returns of capital) invested from the date hereof not to exceed $100,000,000) other than in apparel manufacturing or wholesaling businesses or apparel accessories manufacturing or wholesaling businesses or in related retail businesses, provided that, on an annual basis, at least 51% of the revenue of Group and its Subsidiaries on a Consolidated basis is derived from apparel manufacturing or wholesaling businesses or apparel accessories manufacturing or wholesaling businesses.

                  (g) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies (except as required or permitted by the Financial Accounting Standards Board or generally accepted accounting principles), reporting practices or Fiscal Year.

                  SECTION 5.03. Financial Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, Group and the Borrower will:

                  (a) Leverage Ratio. Maintain, at the end of each Fiscal Quarter, a ratio of (x) Indebtedness for Borrowed Money to (y) Consolidated EBITDA of Group and its Subsidiaries for the preceding four Fiscal Quarters of not more than 3.25 to 1.0; provided that if the Tender Offer is consummated, such ratio shall not be more than 3.75 to
         1.0 for each Fiscal Quarter ending on or before September 30, 2000,
         3.50 to 1.0 for each Fiscal Quarter ending on or about December 31, 2000 through the Fiscal Quarter ending on or about September 30, 2001, and 3.25 to 1.0 for each Fiscal Quarter thereafter.

                  (b) Coverage Ratio. Maintain, as of the end of each Fiscal Quarter, a ratio of Consolidated EBITDA of Group and its Subsidiaries for the four consecutive Fiscal Quarters then ended to Consolidated Interest Expense of Group and its Subsidiaries for such period of not less than 3.00:1.00.

                                    ARTICLE VI

                                 EVENTS OF DEFAULT

                  SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Advance when the same becomes due and payable; or the Borrower or any other Loan Party shall fail to pay any interest on any Advance or make any other payment of fees or other amounts payable under any Loan Document within three Business Days after the same becomes due and payable; or

                  (b) Any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                  (c) (i) Group or the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(d), (j) or
         (k), 5.02 or 5.03, or (ii) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days (A) after written notice thereof shall have been given to the Borrower by any Agent or any Lender or (B) after any officer of the Borrower obtains knowledge thereof; or

                  (d) Any Loan Party or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Debt under the Trade Credit Facility or other Debt that is outstanding in a principal or notional amount of at least $20,000,000 in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption or other than as a result of any event which provides cash to such Loan Party in an amount sufficient to satisfy such redemption or prepayment), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                  (e) Group, the Borrower or any of their Material Subsidiaries (or any group of Subsidiaries which, in the aggregate, would constitute a Material Subsidiary) shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Group, the Borrower or any of their Subsidiaries (or any group of Subsidiaries which, in the aggregate, would constitute a Material Subsidiary) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or such Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                  (f) Any judgment or order for the payment of money in excess of $20,000,000 shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect unless the payment of such judgment or order is covered by insurance and such insurance coverage is not in dispute; or

                  (g) Any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that could be reasonably expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) any provision of any Loan Document, after delivery thereof pursuant to Section 3.01 or 5.01(j), shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

                  (i) (A) Group shall at any time cease to have legal and beneficial ownership of 100% of the capital stock of the Borrower (except if such parties shall merge); or (B) any Person, or two or more Persons acting in concert, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of Group (or other





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                                       63

         securities convertible into such Voting Stock) representing 25% or more of the combined voting power of all Voting Stock of Group (other than Excluded Persons); or (C) any Person, or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, the power to exercise, directly or indirectly, a controlling influence over the management or policies of Group, or control over Voting Stock of Group (or other securities convertible into such securities) representing 25% or more of combined voting power of all Voting Stock of Group (other than Excluded Persons); or (D) Linda J. Wachner (or, in the case of her death or disability, another officer or officers of comparable experience and ability selected by the Borrower within 180 days thereafter after consultation with the Administrative Agent) shall cease to be Chairman and Chief Executive Officer of Group and the Borrower); or

                  (j) Any Loan Party or any of its ERISA Affiliates shall incur, or shall be reasonably likely to incur, liability in excess of $20,000,000 in the aggregate as a result of one or more of the following: (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of such Loan Party or any of its ERISA Affiliates from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances (other than Swing Line Advances by a Lender pursuant to Section 2.02(b)(ii)) to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party or any of its Material Subsidiaries (or any group of Subsidiaries which, in the aggregate, would constitute a Material Subsidiary) under the Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances (other than Swing Line Advances by a Lender pursuant to Section 2.02(b)(ii)) shall automatically be terminated and (y) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.





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                                   ARTICLE VII

                                   THE AGENTS

                  SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes, if any), each Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that no Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to this Agreement or applicable law. Each Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

                  SECTION 7.02. Agents' Reliance, Etc. None of the Agents nor any of their directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement and the other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (ii) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement and the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement and the other Loan Documents on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of or the other Loan Documents or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 7.03. Scotiabank, Citibank, SocGen, Commerzbank, Bank of America, DKB and Affiliates. With respect to its Commitment, the Advances made by it and any Notes issued





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                                       65

to it, each of Scotiabank, Citibank, SocGen, Commerzbank, Bank of America and DKB shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Scotiabank, Citibank, SocGen, Commerzbank, Bank of America and DKB in their individual capacities. Each of Scotiabank, Citibank, SocGen, Commerzbank, Bank of America and DKB and their Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Scotiabank, Citibank, SocGen, Commerzbank, Bank of America and DKB were not Agents and without any duty to account therefor to the Lenders.

                  SECTION 7.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 7.05. Indemnification. Each Lender (other than the Designated Lenders which have only Competitive Bid Advances outstanding) agrees to indemnify each Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Advances then owed to each of them (or if no Advances are at the time outstanding or if any Advances are owed to Persons that are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by such Agent under this Agreement or the other Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct; and provided further that no Designated Lender shall be liable for any payment under this Section 7.05 so long as, and to the extent that, its Designating Lender makes such payments on its behalf. The Borrower, the Agents and the other Lenders shall continue to deal solely and directly with the Designating Lender in connection with the Designated Lender's rights and obligations under this Agreement. Without limitation of the foregoing, each Lender (other than the Designated Lenders which have only Competitive Bid Advances outstanding) agrees to reimburse each Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in





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                                       66

respect of rights or responsibilities under, this Agreement and the other Loan Documents, to the extent that such Agent is not reimbursed for such expenses by the Borrower.

                  SECTION 7.06. Successor Agents. Any Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent with the approval of the Borrower. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders (other than the Designated Lenders and other than any Lender which is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section
3.01 or, in the case of the initial Borrowing, Section 3.02, (ii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (iii) release any Material Guarantor, or (iv) amend this Section 8.01, (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender affected by such amendment, waiver or consent (other than the Designated Lenders and other than any Lender which is, at such time, a Defaulting Lender), (i) reduce the principal of, or interest on, the Advances owed to such Lender or any fees or other amounts payable hereunder to such Lender or (ii) postpone any date fixed for any payment of principal of, or interest on, the Advances owed to such Lender or any fees or other amounts payable hereunder to such Lender and (c) no





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                                       67

amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each affected Lender (other than the Designated Lenders and other than any Lender which is, at such time, a Defaulting Lender), increase the Commitments of such Lender or subject such Lender to any additional obligations; provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank in addition to the Lenders required above to take such action, affect the rights and obligations of the Swing Line Bank under this Agreement; provided further, that no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Lenders required above to take such action, affect the rights or duties of such Agent under this Agreement. Each Designating Lender shall act as its Designated Lender's agent and attorney in fact and exercise on behalf of its Designated Lender all rights, if any, to vote and to grant and make approvals, waivers, consents or waivers in accordance with this Section 8.01. The Borrower, the Agents and the other Lenders shall continue to deal solely and directly with the Designating Lender in connection with the Designated Lender's rights and obligations under this Agreement. Any request by any Loan Party for an amendment or waiver of any provision of any Loan Document shall be made by such Loan Party by giving a written request therefor to the Administrative Agent.

                  SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered, if to the Borrower, at its address at 90 Park Avenue, New York, New York 10016, Attention: Chief Financial Officer, with a copy to General Counsel; if to any Initial Lender or Agent, at its Domestic Lending Office specified opposite its name on Schedule I hereto, if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to an Agent pursuant to Article II, III or VII shall not be effective until received by such Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04. Costs and Expenses. (a) Group and the Borrower agree to pay on demand (i) all reasonable costs and expenses (other than taxes, including interest, additions to tax and penalties relating thereto, except to the extent that the same are required to be paid pursuant to





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                                       68

Section 2.13 hereof) of the Agents in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and all other out-of-pocket expenses and (B) the reasonable fees and expenses of counsel for the Agents with respect thereto, with respect to advising the Agents as to their respective rights and responsibilities, or the protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally, and any proceeding ancillary thereto) and (ii) all reasonable costs and expenses (other than taxes, including interest, additions to tax and penalties relating thereto, except to the extent that the same are required to be paid pursuant to Section
2.13 hereof) of the Agents and the Lenders in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Agents and each Lender with respect thereto).

                  (b) Group and the Borrower agree to indemnify and hold harmless each of the Agents and each Lender (other than any Designated Lender to the extent such indemnification obligation exceeds that which the Borrower would owe to its Designating Lender) and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel, but other than taxes, including interest, additions to tax and penalties relating thereto, except to the extent that the same are required to be paid pursuant to
Section 2.13 hereof) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the Facility or the actual or proposed use of the proceeds of the Advances or (ii) the actual or alleged presence of Hazardous Materials on any property of the Borrower or any of its Subsidiaries or any Environmental Action relating in any way to the Borrower or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby, the Tender Offer or the Merger are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower also agrees not to assert any claim against any Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to this Agreement, any of the transactions contemplated herein, the Tender Offer,





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                                       69

the Merger or the actual or proposed use of the proceeds of the Advances, except in the event of gross negligence or willful misconduct on the part of such Agent, Lender or Affiliate.

                  (c) If any payment of principal of any Eurodollar Rate Advance or LIBO Rate Advance, or any Conversion of any Eurodollar Rate Advance, is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.06, 2.09 or 2.11, acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (excluding loss of anticipated profits and taxes, including interest, additions to tax and penalties relating thereto, except to the extent that the same are required to be paid pursuant to Section
2.12 hereof), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance; provided, however, that notwithstanding any of the foregoing, the Borrower shall not be required to compensate any Designated Lender for any losses, costs or expenses to the extent such amounts exceed that which the Borrower would owe to its Designating Lender, but for such designation.

                  (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.10, 2.13 and 8.04 and the agreements and obligations of any Lender or Agent contained in Section 2.13 shall survive the payment in full of principal, interest and all other amounts payable hereunder.

                  (e) Notwithstanding anything to the contrary, neither the designation of any Designated Lender, any Advance made by any Designated Lender, nor any other condition or circumstance relating to any Designated Lender shall increase (i) any obligations or liabilities of the Borrower hereunder, including, without limitation, pursuant to Section 2.10, 2.11, 2.13 or this
Section 8.04, or (ii) any obligations or liabilities of the Borrower under any Loan Documents, in each case, as compared with any obligations or liabilities which would arise if the Designating Lender were the Lender for all purposes and had not otherwise appointed a Designated Lender.

                  SECTION 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and any Note held by such Lender, whether or not such Lender shall have made any demand under this Agreement or such Note, if any, and although such obligations





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                                       70

may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender and its Affiliates may have.

                  SECTION 8.06. Binding Effect. This Agreement shall become effective (other than Sections 2.01 and 2.03, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by the Borrower, Group and the Agents and when the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agents and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  SECTION 8.07. Assignments, Designations and Participations.
(a) Each Lender (other than any Designated Lender except for an assignment to its Designating Lender) may assign, and, if demanded by the Borrower upon at least 30 Business Days' notice to such Lender and the Administrative Agent following either (w) such Lender becoming a Defaulting Lender, (x) a payment by the Borrower of Taxes with respect to such Lender in accordance with Section 2.13, (y) the occurrence of an event that would, upon payment to such Lender of amounts hereunder, require a payment by the Borrower of Taxes with respect to such Lender in accordance with Section 2.13 or (z) a demand for payment under
Section 2.10 and will assign, to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it (including accrued interest) and any Revolving Credit Note held by it but not including Competitive Bid Advances owing to it and Competitive Bid Notes), with (except in the case of an assignment to an Affiliate of such Lender) the prior written consent of the Administrative Agent and (so long as no Default has occurred and is continuing) the Borrower, such consent not to be unreasonably withheld or delayed; provided, however, that (A) except in the case of (x) an assignment to a Person that, immediately prior to such assignment, was a Lender, (y) an assignment to an Affiliate of the assigning Lender (including an assignment by a Designated Lender to its Designating Lender) or (z) an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof, and the amount of the Commitment of the assigning Lender being retained by such Lender immediately after giving effect to such assignment (determined as of the effective date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000, (B) each such assignment shall be to an Eligible Assignee, (C) each such assignment made as a result of a demand by the Borrower pursuant to this Section 8.07(a) shall be arranged by the Borrower after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations





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                                       71

of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (D) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 8.07(a) (1) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement and (2) if a Default has occurred and is continuing,
(E) no such assignments will be permitted until the earlier to occur of the Effective Date and the date that syndication of the Commitments hereunder has been completed as notified by the Administrative Agent to the Lenders, and (F) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note subject to such assignment and a processing and recordation fee of $3,500, provided that the Borrower shall pay such recordation fee in the case of any assignment demanded by the Borrower pursuant to this Section 8.07(a) that is not made to another Lender. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender's assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other or any other Loan Document or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time,





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                                       72

continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the each Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Revolving Credit Note subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

                  (d) Any Lender (other than a Designated Lender) may at any time designate not more than one Designated Lender to fund Advances on behalf of such Designating Lender subject to the terms of this Section 8.07(d). Such designation may occur by execution by such parties of a Designation Agreement. The parties to each such designation shall execute and deliver to the Administrative Agent and the Borrower for their acceptance a Designation Agreement. Upon receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender and consented by the Borrower, the Administrative Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrower and the other Lenders, whereupon, (i) upon the written request of the Designating Lender, the Borrower shall execute and deliver to the Designating Lender a Revolving Credit Note and/or from time to time a Competitive Bid Note, as the case may be, in each case payable to the order of the Designated Lender,
(ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make Revolving Credit Advances and/or Competitive Bid Advances on behalf of its Designating Lender pursuant to Section 2.01 and Section 2.03, respectively and
(iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender (i) shall be and remain obligated to the Borrower, the Agents and the Lenders for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 7.05 hereof and any sums otherwise payable to the Borrower by the Designated Lender and (ii) neither the designation of a Designated Lender, the election or other determination that a Designated Lender will make any Advance nor any other condition or circumstance relating to the Designated Lender shall in any way release, diminish or otherwise affect the relevant Designating Lender's Commitment or any other of its obligations hereunder or under any other Loan Document or any rights of the Borrower, any Agent or any Lender with respect to such Designating Lender.

The Borrower, the Agents and the Lenders may, at their option, pursue remedies against any Designating Lender which arise out of any failure of its Designated Lender to perform such Designated Lender's obligations under this Agreement or any other Loan Document. Each Designating Lender shall serve as the administrative agent and attorney in fact for its Designated Lender and shall on behalf of its Designated Lender: (i) receive any and all payments made for the benefit of such Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents to the extent, if any, such Designated Lender shall have any rights hereunder or thereunder. To the extent a Designated Lender shall have the right to receive or give any such notice, communication, vote, approval, waiver, consent or amendment, it shall be signed by its Designating Lender as administrative agent and attorney in fact for such Designated Lender and need not be signed by such Designated Lender on his own behalf. The Borrower, the Agents and the Lenders may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. Notwithstanding anything to the contrary contained herein, no Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than via an assignment to its Designating Lender in accordance with the provisions of this Section 8.07.

                  (e) By executing and delivering a Designation Agreement, the Lender making the designation thereunder and its designee thereunder confirm and agree with each other and the other parties hereto as follows: (i) such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such designee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Designation Agreement; (iv) such designee will, independently and without reliance upon any Agent, such designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such designee confirms that it is a Designated Lender; (vi) such designee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to such Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such designee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (f) Upon its receipt of a Designation Agreement executed by a designating Lender and a designee representing that it is a Designated Lender, the Administrative Agent shall, if such Designation Agreement has been completed and is substantially in the form of Exhibit D hereto, (i) accept such Designation Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

                  (g) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance and each Designation Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and, with respect to Lenders other than Designated Lenders, the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (h) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any Note issued to it for all purposes of this Agreement, (iv) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would (i) reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, (ii) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation or (iii) release any Material Guarantor.

                  (i) Any Lender may, in connection with any assignment, designation or participation or proposed assignment, designation or participation pursuant to this Section 8.07, disclose to the assignee, designee or participant or proposed assignee, designee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee, designee or participant or proposed assignee, designee or participant shall agree to preserve the confidentiality of any Confidential Information relating to the Borrower received by it from such Lender.

                  (j) Notwithstanding any other provision set forth in this Agreement, any Lender may (without the prior consent of the Borrower and the Administrative Agent) at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  (k) Each of the Borrower, the Lenders and the Agents agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender. Notwithstanding the foregoing, the Designating Lender unconditionally agrees to indemnify the Borrower, the Agents and each Lender against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be incurred by or asserted against the Borrower, such Agent or such Lender, as the case may be, in any way relating to or arising as a consequence of any such forbearance or delay in the initiation of any such proceeding against its Designated Lender.

                  SECTION 8.08. Confidentiality. None of the Agents nor any Lender shall disclose any Confidential Information to any other Person without the consent of Group and the Borrower, other than (a) to such Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and, as contemplated by Section 8.07(i), to actual or prospective assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to Group or the Borrower received by it from such Lender and (d) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

                  SECTION 8.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 8.10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 8.11. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this

Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 8.12. Waiver of Jury Trial. Each of the Borrower, the Agents and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of any Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                         WARNACO INC.

                                         By Carl J. Deddens
                                            ------------------------------------
                                            Title: VICE PRESIDENT AND TREASURER



                                         THE WARNACO GROUP, INC.

                                         By Carl J. Deddens
                                            ------------------------------------
                                            Title: VICE PRESIDENT AND TREASURER

                                         THE BANK OF NOVA SCOTIA
                                         as Administrative Agent, Competitive
                                         Bid Agent and Swing Line Bank


                                         By            [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            Title:



                                         CITIBANK, N.A.
                                         as Syndication Agent


                                         By
                                            ------------------------------------
                                            Title:



                                         COMMERZBANK A.G.
                                         as Co-Documentation Agent


                                         By
                                            ------------------------------------
                                            Title:



                                         SOCIETE GENERALE
                                         as Co-Documentation Agent


                                         By
                                            ------------------------------------
                                            Title:

                                         THE BANK OF NOVA SCOTIA
                                         as Administrative Agent, Competitive
                                         Bid Agent and Swing Line Bank

                                         By
                                            ------------------------------------
                                            Title:



                                         CITIBANK, N.A.
                                         as Syndication Agent


                                         By
                                            ------------------------------------
                                            Title:



                                         COMMERZBANK AG
                                         New York and Grand Cayman Bahamas
                                         As Co-Documentation Agent


                                         By        MARKUS TAPPE
                                            ------------------------------------
                                            Name:  MARKUS TAPPE
                                            Title: VICE PRESIDENT


                                         By        PETER DOYLE
                                            ------------------------------------
                                            Name:  PETER DOYLE
                                            Title: ASSISTANT VICE PRESIDENT



                                         SOCIETE GENERALE
                                         as Co-Documentation Agent


                                         By
                                            ------------------------------------
                                            Title:

                                         THE BANK OF NOVA SCOTIA
                                         as Administrative Agent, Competitive
                                         Bid Agent and Swing Line Bank

                                         By
                                            ------------------------------------
                                            Title:



                                         CITIBANK, N.A.
                                         as Syndication Agent


                                         By         MARC MERLINO
                                            ------------------------------------
                                            Title: MARC MERLINO-VP



                                         COMMERZBANK A.G.
                                         As Co-Documentation Agent

                                         By
                                            ------------------------------------
                                            Title:



                                         SOCIETE GENERALE
                                         as Co-Documentation Agent


                                         By
                                            ------------------------------------
                                            Title:

                                         THE BANK OF NOVA SCOTIA
                                         as Administrative Agent, Competitive
                                         Bid Agent and Swing Line Bank

                                         By
                                            ------------------------------------
                                            Title:



                                         CITIBANK, N.A.
                                         as Syndication Agent


                                         By
                                            ------------------------------------
                                            Title:



                                         COMMERZBANK A.G.
                                         As Co-Documentation Agent

                                         By
                                            ------------------------------------
                                            Title:



                                         SOCIETE GENERALE
                                         as Co-Documentation Agent


                                         By      ROBERT PETERSEN
                                            ------------------------------------
                                                   ROBERT PETERSEN
                                            Title: VICE PRESIDENT

                                Initial Lenders


                                         THE BANK OF NOVA SCOTIA

                                         By            [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            Title:



                                         CITIBANK, N.A.


                                         By
                                            ------------------------------------
                                            Title:



                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                         By
                                            ------------------------------------
                                            Title:



                                         SOCIETE GENERALE


                                         By
                                            ------------------------------------
                                            Title:



                                         COMMERZBANK AG


                                         By
                                            ------------------------------------
                                            Title:



                                         THE BANK OF NEW YORK


                                         By
                                            ------------------------------------
                                            Title:

                                Initial Lenders


                                         THE BANK OF NOVA SCOTIA


                                         By
                                            ------------------------------------
                                            Title:



                                         CITIBANK, N.A.


                                         By        MARC MERLINO
                                            ------------------------------------
                                            Title: MARC MERLINO-VP



                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                         By
                                            ------------------------------------
                                            Title:



                                         SOCIETE GENERALE


                                         By
                                            ------------------------------------
                                            Title:



                                         COMMERZBANK AG


                                         By
                                            ------------------------------------
                                            Title:



                                         THE BANK OF NEW YORK


                                         By
                                            ------------------------------------
                                            Title:

                                Initial Lenders


                                         THE BANK OF NOVA SCOTIA


                                         By
                                            ------------------------------------
                                            Title:



                                         CITIBANK, N.A.


                                         By
                                            ------------------------------------
                                            Title:



                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                         By            [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            Title:



                                         SOCIETE GENERALE


                                         By
                                            ------------------------------------
                                            Title:



                                         COMMERZBANK AG


                                         By
                                            ------------------------------------
                                            Title:



                                         THE BANK OF NEW YORK


                                         By
                                            ------------------------------------
                                            Title:

                                         Initial Lenders


                                         THE BANK OF NOVA SCOTIA


                                         By
                                            ------------------------------------
                                            Title:



                                         CITIBANK, N.A.


                                         By
                                            ------------------------------------
                                            Title:



                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                         By
                                            ------------------------------------
                                            Title:



                                         SOCIETE GENERALE


                                         By
                                            ------------------------------------
                                            Title:



                                         COMMERZBANK AG
                                         NEW YORK AND GRAND CAYMAN BRANCHES


                                         By        MARKUS TAPPE
                                            ------------------------------------
                                            Name:  MARKUS TAPPE
                                            Title: VICE PRESIDENT


                                         By        PETER DOYLE
                                            ------------------------------------
                                            Name:  PETER DOYLE
                                            Title: ASSISTANT VICE PRESIDENT



                                         THE BANK OF NEW YORK


                                         By
                                            ------------------------------------
                                            Title:

                                         BANK OF TOKYO-MITSUBISHI
                                         TRUST COMPANY


                                         By        N. SAFFRA
                                            ------------------------------------
                                                   N. SAFFRA
                                            Title: VICE PRESIDENT



                                         DAI-ICHI KANGYO BANK, LIMITED

                                         By
                                            ------------------------------------
                                            Title:



                                         BANCO BIBLAO VIZCAYA


                                         By
                                            ------------------------------------
                                            Title:



                                         BANK HAPOALIM


                                         By
                                            ------------------------------------
                                            Title:



                                         DEN DANSKE BANK


                                         By
                                            ------------------------------------
                                            Title:



                                         FIRST COMMERCIAL BANK


                                         By
                                            ------------------------------------
                                            Title:



                                         FLEET BANK, N.A.



                                         By
                                            ------------------------------------
                                            Title:

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                         By            [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            Title: DULY AUTHORIZED SIGNATORY



                                         HSBC BANK USA


                                         By
                                            ------------------------------------
                                            Title:



                                         SUN TRUST BANK


                                         By
                                            ------------------------------------
                                            Title:



                                         BANK OF AMERICA, N.A.


                                         By
                                            ------------------------------------
                                            Title:

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                         By
                                            ------------------------------------
                                            Title:



                                         HSBC BANK USA


                                         By
                                            ------------------------------------
                                            Title:



                                         SUN TRUST BANK


                                         By
                                            ------------------------------------
                                            Title:



                                         BANK OF AMERICA, N.A.


                                         By         DAVID H. DINKINS
                                            ------------------------------------
                                                   DAVID H. DINKINS
                                            Title: VICE PRESIDENT

                                         BANK OF TOKYO-MITSUBISHI
                                         TRUST COMPANY


                                         By
                                            ------------------------------------
                                            Title:



                                         DAI-ICHI KANGYO BANK, LIMITED


                                         By            [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            TITLE: ASSISTANT VICE PRESIDENT



                                         BANCO BIBLAO VIZCAYA


                                         By
                                            ------------------------------------
                                            Title:



                                         BANK HAPOALIM


                                         By
                                            ------------------------------------
                                            Title:



                                         DEN DANSKE BANK


                                         By
                                            ------------------------------------
                                            Title:



                                         FIRST COMMERCIAL BANK


                                         By
                                            ------------------------------------
                                            Title:



                                         FLEET BANK, N.A.


                                         By
                                            ------------------------------------
                                            Title:

                                         BANKBOSTON, N.A.


                                         By            [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            Title: DIRECTOR

                                Initial Lenders


                                         THE BANK OF NOVA SCOTIA

                                         By
                                            ------------------------------------
                                            Title:



                                         CITIBANK, N.A.


                                         By
                                            ------------------------------------
                                            Title:



                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                         By
                                            ------------------------------------
                                            Title:



                                         SOCIETE GENERALE


                                         By
                                            ------------------------------------
                                            Title:



                                         COMMERZBANK AG


                                         By
                                            ------------------------------------
                                            Title:



                                         THE BANK OF NEW YORK


                                         By            [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            Title:

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                         By
                                            ------------------------------------
                                            Title:


                                         HSBC BANK USA


                                         By
                                            ------------------------------------
                                            Title:


                                         SUN TRUST BANK


                                         By        LAURA KAHN
                                            ------------------------------------
                                                   LAURA KAHN
                                            Title: DIRECTOR, SENIOR RELATIONSHIP
                                                   MANAGER



                                         BANK OF AMERICA, N.A.



                                         By
                                            ------------------------------------
                                            Title:

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                         By
                                            ------------------------------------
                                            Title:


                                         HSBC BANK USA


                                         By
                                            ------------------------------------
                                            Title:



                                         SUN TRUST BANK


                                         By        LAURA KAHN
                                            ------------------------------------
                                                   LAURA KAHN
                                            Title: DIRECTOR, SENIOR RELATIONSHIP
                                                   MANAGER



                                         BANK OF AMERICA, N.A.



                                         By
                                            ------------------------------------
                                            Title: